As filed with the U.S. Securities and Exchange Commission

on April 26, 2007

Securities Act File No. 33-58125

Investment Company Act File No. 811-07261

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 28	☒

(Check appropriate box or boxes)

Credit Suisse Trust

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue
New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(212) 325-2000

J. Kevin Gao, Esq. Credit Suisse Trust Eleven Madison Avenue New York, New York 10010
(Name and Address of Agent for Service)

Copy to:
Dianne E. O’Donnell, Esq
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  May 1, 2007.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2007 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  BLUE CHIP PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	9

THE PORTFOLIO IN DETAIL	10

The Management Firm	10

Portfolio Information Key	10

Goal and Strategies	11

Portfolio Investments	12

Risk Factors	12

Portfolio Management	12

Financial Highlights	13

MORE ABOUT RISK	14

Introduction	14

Types of Investment Risk	14

Certain Investment Practices	17

MEET THE MANAGERS	21

MORE ABOUT YOUR PORTFOLIO	22

Share Valuation	22

Distributions	23

Taxes	23

Statements and Reports	24

BUYING AND SELLING SHARES	25

OTHER INFORMATION	27

About The Distributor	27

FOR MORE INFORMATION	back cover

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KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTOR
Long-term capital appreciation	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. blue chip companies
■ Blue chip companies are companies which, at the time of purchase, are represented in the S&P 500 Index
■ Uses proprietary quantitative models designed to:
■ forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum
■ identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and
■ help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios
	■ Maintains investment attributes similar to those of the S&P 500 Index and intends to limit its divergence from that index in terms of market, industry and sector exposures	■ Market risk ■ Model risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

The principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it

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was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds and the mutual funds that invest in them.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are looking for capital appreciation

■  want to diversify their investments with stock funds

■  wish to maintain exposure to U.S. large cap blue chip stocks while seeking to outperform the market over a market cycle in a risk-controlled manner

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

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PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how portfolio performance has varied from year to year for up to 10 years. The table compares the performance of the portfolio over time to that of a broad-based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

  *  Prior to June 2005, the portfolio followed different investment strategies.

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AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	LIFE OF PORTFOLIO	INCEPTION DATE
BLUE CHIP PORTFOLIO	15.79%	4.14%	4.11%	11/30/01
S&P 500 INDEX* (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)	15.79%	6.19%	6.25%

  *  The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

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INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table below and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	0.50%
Distribution and service (12b-1) fee	NONE
Other expenses	1.03%
Total annual portfolio operating expenses*	1.53%

  *  Expected fees and expenses for the fiscal year ending December 31, 2007 (after waivers and expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS
Management fee	0.00%
Distribution and service (12b-1) fee	NONE
Other expenses	0.95%
Net annual portfolio operating expenses	0.95%

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EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the previous page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$156	$483	$834	$1,824

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THE PORTFOLIO IN DETAIL

■  THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

During the 2006 fiscal year, Credit Suisse waived its entire advisory fee for the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

■  PORTFOLIO INFORMATION KEY

A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTOR

The principal risk factor associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The team designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase

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the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

■  GOAL AND STRATEGIES

The portfolio seeks long-term capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.

The portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors. These factors include a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum.

■  identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks.

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

The portfolio managers apply these models to companies that are represented in the S&P 500, as well as other companies with a market capitalization of $1 billion or more. A stock may be overweighted or underweighted in relation to the S&P 500 Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio seeks to maintain investment attributes that are similar to those of the S&P 500 Index, and intends to limit its divergence from the S&P 500 Index in terms of market, industry and sector exposures.

The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances.

A company could be considered "blue chip" even though it does not pay a regular dividend, and the portfolio is not expected to pay any regular income dividends to shareholders.

Some companies may cease to be represented in the S&P 500 Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the S&P 500 Index, and may continue to

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hold such securities. These companies continue to be considered "blue chip" for purposes of the portfolio's minimum 80% allocation to "blue chip" equities. The characteristics of companies considered "blue chip" may be changed in the future.

The portfolio may invest in new and unseasoned companies that the portfolio manager believes have the potential for long-term capital appreciation.

The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■  PORTFOLIO INVESTMENTS

The portfolio invests primarily in:

■  Common stocks

■  Preferred stocks

■  Interests in master limited partnerships

■  Securities convertible into common stock

■  Securities whose values are based on common stock, such as warrants

The portfolio may also invest up to 20% of the value of its net assets in equity securities that are not considered U.S. blue chip companies. The portfolio invests primarily in U.S. companies but may also invest up to 10% of its net assets in non-U.S. securities and another 10% in restricted securities or other instruments with no ready market. To a limited extent, the portfolio may also engage in other investment practices.

The portfolio may use other U.S. equity securities, derivatives, futures and other instruments to manage exposure and cash flow. It will not hedge or speculate on currencies or commodities.

■  RISK FACTORS

This portfolio's principal risk factors are:

■  market risk

■  model risk

The value of your investment will fluctuate in response to stock market movements.

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

"More About Risk" details certain other investment practices the portfolio may use.

■  PORTFOLIO MANAGEMENT

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. You can find out more about them in "Meet the Managers."

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FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$10.41	$9.91	$9.15	$7.35	$10.02
Investment Operations
Net investment income	0.10	0.09	0.08	0.07	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.53	0.48	0.75	1.76	(2.69)
Total from investment operations	1.63	0.57	0.83	1.83	(2.67)
Less Dividends
Dividends from net investment income	(0.09)	(0.07)	(0.07)	(0.03)	(0.00)[1]
Net asset value, end of year	$11.95	$10.41	$9.91	$9.15	$7.35
Total return[2]	15.79%	5.78%	9.13%	24.92%	(26.64)%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$10,867	$11,108	$13,437	$15,776	$20,290
Ratio of expenses to average net assets	0.95%	1.04%	1.16%	1.16%	1.16%
Ratio of net investment income to average net assets	0.88%	0.74%	0.69%	0.58%	0.25%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.58%	0.47%	0.50%	0.33%	0.23%
Portfolio turnover rate	131%	114%	47%	40%	31%

1  This amount represents less than $0.01 per share.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

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MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds and the mutual funds that invest in them.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to

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investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic

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policy changes, social and political instability, military action and war.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity
portfolio. Currency, market, political risks.	☐

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.[1]	☐

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access,
currency, information, liquidity, market, operational, political, valuation risks.	☐

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock
market movements or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	10%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation,
currency, hedged exposure, interest-rate, market, speculative exposure risks.[2]	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1]
Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	☐

Privatization programs Foreign governments may sell all or part of their interests in enterprises
they own or control. Access, currency, information, liquidity, operational, political, valuation risks.	☐

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Credit, liquidity,
interest-rate, market risks.	■

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives
cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.	10%

Short sales "against the box" A short sale where the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Short-term trading Selling a security shortly after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses.	☐

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation
do not materialize. Information, market risks.	☐

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	10%

Structured instruments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the portfolio's direct investment is restricted. Credit, currency,
information, interest-rate, liquidity, market, political, speculative exposure, valuation risks.	☐

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INVESTMENT PRACTICE	LIMIT
Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment
strategies and might prevent the portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

Joseph Cherian, Managing Director, has been Global Head of the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since June 2005. Prior to joining Credit Suisse in 2004, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

William Weng, Director, has been a Senior Portfolio Manager in the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since June 2005. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a Portfolio Manager in the Quantitative Strategies Group focusing on U.S. equity investment products since 2004. He has been a portfolio manager of the portfolio since June 2005. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The price of your shares is also referred to as their net asset value (NAV).

The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays)

22

when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio distributes dividends and capital gains at least annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 1-800-222-8977.

■   TAXES

For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors. Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. If the portfolio or a separate account did not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Because each contract holder's situation is unique, ask your tax

23

professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 1-800-222-8977 if you would like to receive additional reports, Prospectuses or proxy statements.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

24

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission (SEC) permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND

■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and

25

small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

26

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services.

CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Shareholder Servicing" in the SAI.

27

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■  ANNUAL/SEMIANNUAL

■  REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■  OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

Suite 55030

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC File Number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRBLC-PRO-0507

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  COMMODITY RETURN
STRATEGY PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	7

PERFORMANCE SUMMARY	8

INVESTOR EXPENSES	9

Fees and Portfolio Expenses	9

Example	10

THE PORTFOLIO IN DETAIL	11

The Management Firm	11

Portfolio Information Key	11

Goal and Strategies	12

Portfolio Investments	14

Risk Factors	16

Portfolio Management	17

Financial Highlights	18

MORE ABOUT RISK	19

Introduction	19

Types of Investment Risk	19

Certain Investment Practices	24

MEET THE MANAGERS	27

MORE ABOUT YOUR PORTFOLIO	28

Share Valuation	28

Distributions	29

Taxes	29

Statements and Reports	30

BUYING AND SELLING SHARES	31

OTHER INFORMATION	33

About The Distributor	33

FOR MORE INFORMATION	back cover

Prior to June 30, 2007, the portfolio intends to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments (the "80% Policy"). As of June 30, 2007, the 80% Policy will no longer be a specific investment policy, but the portfolio will continue to invest all of its assets in commodity-linked derivative instruments and fixed-income securities.

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Total return	■ Designed to replicate the performance of the Dow-Jones AIG Commodity Index Total Return ("DJ-AIG Index")
■ Invests all of its assets in commodity-linked derivative instruments and fixed income securities
■ Gains exposure to commodities markets by investing in structured notes whose principal and/or coupon payments are linked to the DJ-AIG Index and swap agreements on the DJ-AIG Index
■ Invests in a portfolio of fixed-income securities normally having an average duration of one year or less
■ Emphasizes investment-grade fixed-income securities
■ May invest without limit in U.S. dollar-denominated foreign securities
	■ May invest in non-U.S. dollar denominated securities	■ Commodity risk ■ Correlation risk ■ Credit risk ■ Derivatives risk ■ Exposure risk ■ Focus risk ■ Foreign securities risk ■ Interest-rate risk ■ Liquidity risk ■ Market risk ■ Non-diversified status ■ Tax risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMODITY RISK

The portfolio's investment in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

4

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

CORRELATION RISK

The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the portfolio's performance diverging from the DJ-AIG Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the DJ-AIG Index that exceed the limits.

CREDIT RISK

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation.

DERIVATIVES RISK

In addition to the risks described in this Prospectus under "Speculative Exposure Risk," there are additional risks associated with investing in derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity risk, correlation risk, liquidity risk, interest-rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a

5

hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

FOCUS RISK

The portfolio will be exposed to the performance of commodities in the DJ-AIG Index, which may from time to time have a small number of commodity sectors (e.g., energy or metals) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

FOREIGN SECURITIES RISK

A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

LIQUIDITY RISK

Certain portfolio securities, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed-income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity.

6

The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

TAX RISK

In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code"), the portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service (the "IRS") has issued a ruling that causes certain income from commodity-linked swaps, in which the portfolio invests to gain exposure to the DJ-AIG Index, to not be considered qualifying income. The income the portfolio derives from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns. The portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. If the portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they became adequately diversified.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are seeking total return

■  are looking to hedge during periods of rising inflation and are willing to accept risk and volatility

■  seek to add exposure to commodities markets to an asset allocation mix

It may NOT be appropriate if you:

■  are investing for income

■  require stability of your principal

You should base your investment decision on your own goals, risk preferences and time horizon.

The portfolio is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the portfolio may be significantly higher than 50% of the value of the investment. Investors in the portfolio should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

7

PERFORMANCE SUMMARY

As the portfolio does not have a full calendar year of operations, no performance information is presented in this Prospectus.

8

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	0.50%
Distribution and service (12b-1) fee	0.25%
Other expenses	0.51%
Total annual portfolio operating expenses*	1.26%

  *  Expected fees and expenses for the fiscal year ending December 31, 2007 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXPENSES AFTER WAIVERS, REIMBURSEMENTS OR CREDITS
Management fee	0.19%
Distribution and service (12b-1) fee	0.25%
Other expenses	0.51%
Net annual portfolio operating expenses	0.95%

9

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$128	$400	$692	$1,523

10

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the 2006 fiscal period, the portfolio paid Credit Suisse 0.19% of its average net assets for advisory services. As the portfolio has only recently commenced operations, a discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is not yet available.

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities and certain secondary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The team designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment

11

in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

■   GOAL AND STRATEGIES

PRINCIPAL STRATEGIES

The portfolio seeks total return. To pursue this goal, it invests in commodity-linked derivative instruments and fixed-income securities. The portfolio invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The portfolio invests all of its assets in commodity-linked derivative instruments, such as structured notes and swaps, and fixed-income securities, subject to applicable IRS limits. The portfolio's investment objective of total return may be changed without shareholder approval.

The portfolio intends to gain exposure to commodities markets by investing primarily in commodity-linked structured notes and will limit its investments in commodity-linked swap agreements such that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the portfolio's annual gross income. The principal value of commodity-linked structured notes held by the portfolio is expected to equal between 20% and 50% of the portfolio's net assets at the time of investment, which percentage may be higher or lower as the value of the DJ-AIG Index changes. The remainder of the portfolio's assets (other than amounts invested in structured notes, swaps and other derivatives) are expected to consist predominantly of fixed income instruments.

Credit Suisse believes that strong global demand for commodities coupled with inflationary pressures are creating a positive environment for commodities. The DJ-AIG Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the index. The DJ-AIG Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2% or more than 15% of the index, and each sector represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may

12

constitute a lesser or greater percentage of the index and different sectors may represent different proportions of the index. (A more detailed description of the DJ-AIG Index is found in the Statement of Additional Information (SAI).) The portfolio does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the portfolio's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the portfolio's returns is expected to be the change in value of the DJ-AIG Index, the portfolio is not an index fund. However, it is designed to generally replicate the performance of the DJ-AIG Index, although there can be no guarantee that this will be achieved. In fact, commodity-linked structured notes may be structured in a way that results in the portfolio's performance diverging from the DJ-AIG Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the DJ-AIG Index that exceed the limits.

The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in the three commodity sectors of the DJ-AIG Index. In addition, the portfolio can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the portfolio's share values will fluctuate in response to events affecting issues in those sectors.

The portfolio does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.

The portfolio invests in commodity-linked derivatives that are structured notes and swaps and hybrid instruments excluded from regulation under the Commodity Exchange Act, so that the portfolio will not be considered a "commodity pool." From time to time the portfolio may invest in instruments that are regulated under that Act.

Under normal market conditions:

■  at least 90% of the portfolio's fixed-income securities (excluding structured notes) will be investment grade

■  the portfolio will maintain an average duration of the fixed-income portion of the portfolio (excluding structured notes) of one year or less

In determining the credit quality of a security, we will use the highest rating

13

assigned to it. While structured notes are not typically rated, the portfolio does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

■   PORTFOLIO INVESTMENTS

PRINCIPAL PORTFOLIO INVESTMENTS

The portfolio typically will seek to gain exposure to the commodities markets by investing in commodity-linked structured notes with principal and/or coupon payments linked to the value of the DJ-AIG Index. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The fixed-income securities the portfolio may invest in include:

■  corporate bonds, debentures and notes

■  convertible debt securities

■  preferred stocks

■  government and agency securities

■  municipal securities

■  mortgage-backed and other asset-backed securities

■  obligations of international agencies or supranational entities

■  repurchase agreements involving portfolio securities

■  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations

■  delayed funding loans and revolving credit facilities

■  reverse repurchase agreements

■  bank certificates of deposit, fixed time deposits and bankers' acceptances

■  commercial paper

The portfolio may invest:

■  without limit in U.S. dollar-denominated, investment-grade foreign securities

■  up to 30% of its assets in non-dollar-denominated foreign securities

■  up to 10% of its assets in fixed-income securities rated below investment grade (junk bonds) or unrated securities of comparable quality

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■  up to 5% of its assets in emerging markets debt securities

The use of commodity-linked structured notes and other derivative strategies, such as swaps, is a principal strategy of the portfolio. Derivative strategies and the writing of uncovered (or so-called "naked") options are speculative and may hurt the portfolio's performance. The portfolio may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the portfolio's derivatives and options strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in the commodities and other markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual stocks or fixed-income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the portfolio's derivatives and options strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

The portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio will hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

OTHER PORTFOLIO INVESTMENTS

In addition to investing in commodity-linked structured notes and swaps, the portfolio may engage in other investment practices that include the use of options, futures and other derivative securities. The portfolio will attempt to take advantage of pricing inefficiencies in these securities. For example, the portfolio may write (i.e., sell) put and call options. The portfolio would receive premium income when it writes an option, which will increase the portfolio's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the portfolio, the portfolio may suffer an economic loss equal to the difference between the price at which the portfolio is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The portfolio may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The portfolio may also invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the portfolio may also engage in other investment practices.

The portfolio may, from time to time, place some or all of its assets in

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investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio from achieving its goal.

■   RISK FACTORS

The portfolio's principal risk factors are:

■  commodity risk

■  correlation risk

■  credit risk

■  derivatives risk

■  exposure risk

■  focus risk

■  foreign securities risk

■  interest-rate risk

■  liquidity risk

■  market risk

■  non-diversified status

■  tax risk

Commodities are volatile investments and exposure to commodities should only form a small part of a diversified portfolio. Commodities may not be suitable for all investors. The use of derivatives such as commodity-linked structured notes, swaps and futures contracts may add additional risk. The commodity-linked structured notes, swaps and futures contracts in which the portfolio may invest have substantial risks, including risk of loss of a significant portion of their principal value and lack of a secondary market. Investing in commodity-linked derivatives that involve leverage could increase volatility and losses. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. To the extent that it invests in derivatives, the portfolio may be subject to additional risks, such as commodity risk, correlation risk, liquidity risk, interest-rate risk, market risk and credit risk. The portfolio will attempt to limit credit risk for commodity-linked notes by engaging in transactions primarily with counterparties that have an investment-grade credit rating, or a letter of credit or some other form of credit enhancement. However, the portfolio can invest up to 10% of its total assets in below-investment-grade securities that have greater credit risks than investment-grade securities. These risks are described in "More About Risk."

The portfolio's index may from time to time have a small number of commodity sectors (e.g., energy or metals) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates, for the fixed-income portion of the portfolio. Typically, a rise in interest rates causes a decline in the market value of

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fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the portfolio.

Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

The portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

To the extent that it invests in certain securities, the portfolio may be affected by additional risks, such as extension and prepayment risks associated with mortgage-backed securities.

Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks.

These risks are defined in "More About Risk." That section also details certain other investment practices the portfolio may use. Please read "More About Risk" carefully before you invest.

■   PORTFOLIO MANAGEMENT

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. The current members of the Credit Suisse Commodities Management Team are Kam T. Poon, Andrew S. Lenskold and Christopher Burton. You can find out more about them in "Meet the Managers."

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FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans. If such charges and expenses were reflected, total returns would be lower.

FOR THE PERIOD ENDED:	12/06[1]
Per share data
Net asset value, beginning of period	$10.00
Investment Operations
Net investment income[2]	0.38
Net gain on investments, futures contracts and swap contracts (both realized and unrealized)	0.25
Total from investment operations	0.63
Less Dividends
Dividends from net investment income	(0.26)
Net asset value, end of period	$10.37
Total return[3]	6.36%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$145,907
Ratio of expenses to average net assets[4]	0.95%
Ratio of net investment income to average net assets[4]	4.28%
Decrease reflected in above operating expense ratios due to waivers/reimbursements[4]	0.31%
Portfolio turnover rate	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

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MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Commodity Risk The portfolio's investment in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

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Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the portfolio's performance diverging from the DJ-AIG Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the DJ-AIG Index that exceed the limits.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Derivatives Risk In addition to the risks described below under "Exposure Risk," there are additional risks associated with investing in derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as commodity risk, correlation risk, liquidity risk, interest-rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Focus Risk The portfolio will be exposed to the performance of commodities in the DJ-AIG Index, which may from time to time have a small number of commodity sectors (e.g., energy or metals) representing a large portion of the index. As a

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result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

Foreign Securities Risk A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed-income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status The portfolio is considered a non-diversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to

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greater volatility with respect to its portfolio securities than a fund that is diversified.

Tax Risk In order to qualify as a RIC under the Code, the portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the portfolio invests to gain exposure to the DJ-AIG Index, to not be considered qualifying income. The income the portfolio derives from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns. The portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. If the portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they became adequately diversified.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Leveraging Risk Although the portfolio itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, Credit Suisse will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its

22

obligations or to meet segregation requirements. Leverage, including borrowing, may cause the portfolio to be more volatile than if the portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio's securities.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the portfolio's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio. Many commodity-linked derivative instruments are not actively traded.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1] Correlation, credit, currency,
hedged exposure, liquidity, political, speculative exposure, valuation risks.[2]	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	5%

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, political, valuation risks.	■

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options)
to receive or make payment at a specific future time based on those future changes.[1]Correlation, currency, hedged exposure, interest-rate, market, speculative exposure risks.[2]	■

Investment grade debt securities Debt securities rated within the four highest grades
(AAA/Aaa through BBB-/Baa3) by Standard & Poor's or Moody's rating service, and
unrated securities of comparable quality. Credit, interest-rate, market risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.	■

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
Credit, interest-rate, market, regulatory risks.	■

Non-investment-grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB-/Baa3) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.	10%

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.
An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument.[1] Correlation, credit,
derivatives, hedged exposure, liquidity, market, speculative exposure risks.	20%

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interests. Credit, interest-rate, market risks.	☐

Restricted and other illiquid securities Securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Structured instruments Structured notes, swaps and other instruments that allow the portfolio to gain access to the performance of a referenced asset (such as an index or selected stocks)
that may be more attractive or accessible than the portfolio's direct investment. Commodity, credit, currency, derivatives, information, interest-rate, leveraging, liquidity, market, political,
speculative exposure, valuation, tax risks.	■

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and
might prevent the portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

Zero-coupon bonds Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return
comes from the difference between purchase price and maturity value. Interest-rate, market risks.	■

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MEET THE MANAGERS

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. The current members of the Credit Suisse Commodities Management Team are Kam T. Poon, Christopher Burton and Andrew S. Lenskold.

Mr. Burton is the lead member of the team and responsible for the commodities exposure of the portfolio. Messrs. Poon and Lenskold are responsible for assisting with the commodities exposure, and for the management of the fixed income securities and cash portion of the portfolio.

Kam T. Poon, Director, has been a team member of the portfolio since 2006. He is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax exempt money market securities. He joined Credit Suisse in 1997 from the Bank of New York. Mr. Poon holds B.S. and M.B.A. degrees in finance from New York University's Stern School of Business.

Christopher Burton, Vice President, has been a team member of the portfolio since 2006. He is a portfolio manager and trader specializing in derivatives. Prior to joining Credit Suisse in 2005, Mr. Burton served as an analyst and derivatives strategist with Putnam Investments where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.

Andrew S. Lenskold, Vice President, has been a team member of the portfolio since 2006. He joined Credit Suisse in 2003 as a portfolio manager for cash and enhanced cash portfolios, and provides trade support for the firm's derivatives group. He has extensive experience as a fixed income trader focusing on cash and short-term instruments. In 2001 he joined Abbey National Treasury Services, where he worked in sales and marketing for short-term fixed income products. In 1995, he joined GE Capital with similar responsibilities, and prior to that traded money market securities at Mutual Benefit Life Insurance Company. Mr. Lenskold holds a B.A. in political science from Yale University and an M.B.A. in accounting and finance from Washington University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value ("NAV") is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Securities, options, futures contracts and other assets (including structured notes and swap agreements) for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

28

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns income from structured notes and swap agreements, dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio declares and pays dividends quarterly. The portfolio typically distributes capital gains annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 1-800-222-8977.

■   TAXES

The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the portfolio invests to gain exposure to the DJ-AIG Index, to not be considered qualifying income. The income the portfolio derives from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. The portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes qualifying income under the Code.

For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors. Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable contract owner or plan

29

participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. If the portfolio or a separate account did not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 1-800-222-8977 if you would like to receive additional reports, Prospectuses or proxy statements.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

30

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in

31

securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

32

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares.

The portfolio has adopted a Rule 12b-1 plan for its shares to pay distribution and service fees for the sale and servicing of shares.

Under the 12b-1 plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the portfolio's shares. Because the fees are paid out of the portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and service fees are used to pay to promote the sale of shares and the servicing of accounts of the portfolio. Under the 12b-1 plan, the portfolio pays a fee to the distributor, which in turn remits all or a portion of the fee to participating insurance companies and pension and retirement plans to reimburse them for various costs incurred or paid by these companies and plans in connection with marketing, distributing and servicing shares. The distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to a participating insurance company itself. Examples of expenses payable under the 12b-1 plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature) to policyholders and plan participants, holding seminars and sales meetings, providing customer service to policyholders and plan participants and paying sales compensation to insurance company and plan employees.

With respect to the portfolio, CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make additional payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

Suite 55030

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC FILE NUMBER:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCRS-PRO-0507B

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST
■  EMERGING MARKETS PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	9

THE PORTFOLIO IN DETAIL	10

The Management Firms	10

Portfolio Information Key	11

Goal and Strategies	11

Portfolio Investments	12

Risk Factors	12

Portfolio Management	12

Financial Highlights	13

MORE ABOUT RISK	14

Introduction	14

Types of Investment Risk	14

Certain Investment Practices	17

MEET THE MANAGERS	21

MORE ABOUT YOUR PORTFOLIO	23

Share Valuation	23

Distributions	24

Taxes	24

Statements and Reports	24

BUYING AND SELLING SHARES	26

OTHER INFORMATION	28

About The Distributor	28

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Long-term growth of capital	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from a broad range of emerging markets
■ Focuses on the world's less developed countries
	■ Analyzes a company's growth potential using a bottom-up investment approach	■ Emerging markets focus ■ Foreign securities risk ■ Market risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKETS FOCUS

Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

FOREIGN SECURITIES RISK

A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

4

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds and the mutual funds that invest in them.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for growth of capital

■  want to diversify their investments internationally

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that has a higher degree of volatility

■  want to limit your exposure to foreign securities

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad-based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

6

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	LIFE OF PORTFOLIO	INCEPTION DATE
EMERGING MARKETS PORTFOLIO	32.51%	21.76%	10.63%	12/31/97
MSCI EMERGING MARKETS FREE INDEX (reflects no deductions for fees and expenses)[1]	32.59%	26.98%	12.02%

  1  The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market-capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

7

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2006. The table below and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee[1]	1.20%
Distribution and service (12b-1) fee	NONE
Other expenses	0.35%
Total annual portfolio operating expenses*	1.55%

  1  Effective October 1, 2006, the portfolio pays a management fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee") plus or minus (2) a performance fee adjustment calculated by applying a variable rate of up to 0.20% (positive or negative) to average daily net assets during the applicable performance measurement period. The performance fee adjustment will go into effect on October 1, 2007. "Management fee" in the table has been restated to show the portfolio's new fee schedule.

  *  Expected fees and expenses for the fiscal year ending December 31, 2007 (after waivers and expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time.

EXPENSES AFTER WAIVERS, REIMBURSEMENTS AND CREDITS
Management fee	1.00%
Distribution and service (12b-1) fee	NONE
Other expenses	0.35%
Net annual portfolio operating expenses	1.35%

8

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$158	$490	$845	$1,845

9

THE PORTFOLIO IN DETAIL

■  THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the 2006 fiscal year, the portfolio paid Credit Suisse 1.01% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory contracts of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED (U.K.)

One Cabot Square
London, E14 4QJ
United Kingdom

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

CREDIT SUISSE ASSET
MANAGEMENT LIMITED (AUSTRALIA)

Level 31 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

10

■  PORTFOLIO INFORMATION KEY

A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities and certain secondary types of securities in which the portfolio invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

■  GOAL AND STRATEGIES

The portfolio seeks long-term growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets. The portfolio invests in issuers from a broad range of emerging markets.

An emerging market is any country:

■  generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation (IFC), or

■  included in the IFC Investable Index or the Morgan Stanley Capital

11

International Emerging Markets Index, or

■  having a per-capita gross national product of $2,000 or less

Under this definition, most countries of the world (other than the U.S., Canada, Western European countries, Japan, Australia and New Zealand) are considered emerging markets.

The portfolio may invest in companies of any size, including emerging-growth companies – small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■  PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common stocks and preferred stocks

■  debt securities convertible into common or preferred stock

■  rights and warrants

■  equity interests in trusts and partnerships

■  depository receipts

To a limited extent, the portfolio may also engage in other investment practices.

■  RISK FACTORS

The portfolio's principal risk factors are:

■  emerging markets focus

■  foreign securities risk

■  market risk

The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.

"More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

■  PORTFOLIO MANAGEMENT

The Credit Suisse Emerging Markets Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson, Annabel Betz, Elizabeth H. Eaton, Matthew J.K. Hickman and Stephen Parr. You can find out more about the portfolio's managers in "Meet the Managers."

12

FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$16.82	$13.25	$10.63	$7.44	$8.43
Investment Operations
Net investment income	0.21	0.14	0.12	0.07	0.01
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	5.19	3.53	2.53	3.12	(0.98)
Total from investment operations	5.40	3.67	2.65	3.19	(0.97)
Less Dividends and Distributions
Dividends from net investment income	(0.11)	(0.10)	(0.03)	—	(0.02)
Distributions from net realized gains	(0.26)	—	—	—	—
Total dividends and distributions	(0.37)	(0.10)	(0.03)	—	(0.02)
Net asset value, end of year	$21.85	$16.82	$13.25	$10.63	$7.44
Total return[1]	32.51%	27.84%	25.02%	42.88%	(11.56)%
Ratios and Supplemental Data
Net assets, end of year (000s omitted)	$242,319	$186,190	$115,224	$73,782	$43,867
Ratio of expenses to average net assets	1.36%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	1.11%	1.11%	1.21%	0.94%	0.13%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.23%	0.25%	0.29%	0.41%	0.44%
Portfolio turnover rate	80%	77%	121%	167%	128%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

13

MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Emerging Markets Focus Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risk. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Foreign Securities Risk A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the

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U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing

15

uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity
portfolio. Currency, market, political risks.	■

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure, valuation risks.[1]	■

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market,
operational, political, valuation risks.	■

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market
movements or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency,
hedged exposure, interest-rate, market, speculative exposure risks.[2]	☐

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks.	20%

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.	☐

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.	20%

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.	25%

Privatization programs Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information, liquidity, operational, political, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income- producing real-estate-related loans or interests. Credit, interest-rate, liquidity, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.	☐

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.	■

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity,
market, valuation risks.	■

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INVESTMENT PRACTICE	LIMIT
Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks, such as market indices or currency or interest rates. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit, currency, information, interest-rate, liquidity,
market, political, speculative exposure, valuation risks.	☐

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and
might prevent the portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

The Credit Suisse Emerging Markets Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson, Annabel Betz, Elizabeth H. Eaton, Matthew J. K. Hickman and Stephen Parr. The team is headed by Ms. Betz. Ms. Betz is responsible for country allocation, trade instruction, portfolio construction and risk management. Also contributing to the portfolio are Mr. Gregson and Ms. Eaton, who are Eastern European equity specialists and select stocks for the portfolio from this region. Similarly, Mr. Hickman, who specializes in Latin American equities, identifies portfolio holdings from this region. Mr. Parr, a specialist in Global Telecommunications equities, identifies portfolio holdings from this industry. Finally, Credit Suisse regional research teams support all of these portfolio managers through local stock research and industry insight.

Neil Gregson, Managing Director of Credit Suisse Asset Management Limited (U.K.), has been a team member of the portfolio since November 2000, and with Credit Suisse since 1991. Mr. Gregson, who also serves as chief investment officer for equities in Emerging Europe, the Middle East, and Africa, holds a B.Sc. in mining engineering from Nottingham University.

Annabel Betz, Director, is an analyst specializing in emerging-markets economics and strategy, and has been a team member of the portfolio since December 2002. She joined Credit Suisse in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.

Elizabeth H. Eaton, Director, is a London-based equity analyst specializing in Emerging Europe and has been a team member of the portfolio since August 2004. She joined Credit Suisse in 1998 as a quantitative analyst in New York specializing in global emerging equity markets. Ms. Eaton holds a B.S. in economics from the University of Pennsylvania.

Matthew J. K. Hickman, Director, is a portfolio manager specializing in emerging equity markets and has been a team member of the portfolio since December 2003. He joined Credit Suisse in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel, and an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN

Job titles indicate position with the investment adviser.

21

AMRO, Lehman Brothers, Bear Stearns, James Capel, and Rothschild Group. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French.

Stephen Parr, Director, is a portfolio manager specializing in equities of telecommunications companies and has been a team member of the portfolio since April 2007. Prior to joining Credit Suisse Asset Management Limited in 2001, Mr. Parr spent fourteen years working within the telecommunications industry. He has worked in the telecommunications equipment industry, having worked for CASE Communications and Nortel Networks, in management consulting to the telecommunications industry with Ernst & Young Management Consultancy Services and in the telecommunications services sector with Energis Communications. He holds a BA Hons degree in Geography from the University of Manchester, a Ph.D. in Geography from the University of Keele and an MBA from Warwick Business School.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

22

MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (usually 4 p.m. Eastern Time) on each day the NYSE is open for business. It is calculated by dividing the total assets of the portfolio, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays)

23

when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividend income and capital gains at least annually. The portfolio may make additional distributions and dividends if necessary for the portfolio to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 1-800-222-8977.

■   TAXES

Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 1-800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as

24

industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

25

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission (SEC) permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing

26

discrepancies, such as foreign securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

27

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past year.

■   OTHER INFORMATION

A current SAI which provides more details about the portfolio is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.
Attn: Credit Suisse Trust
Suite 55030
30 Dan Road
Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TREMK-PRO-0507

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  MID-CAP CORE PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	9

THE PORTFOLIO IN DETAIL	10

The Management Firm	10

Portfolio Information Key	10

Goal and Strategies	11

Portfolio Investments	12

Risk Factors	12

Portfolio Management	13

Financial Highlights	14

MORE ABOUT RISK	15

Introduction	15

Types of Investment Risk	15

Certain Investment Practices	17

MEET THE MANAGERS	19

MORE ABOUT YOUR PORTFOLIO	20

Share Valuation	20

Distributions	21

Taxes	21

Statements and Reports	21

BUYING AND SELLING SHARES	23

OTHER INFORMATION	25

About The Distributor	25

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Maximum capital appreciation	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of "mid-cap" companies
■ Uses proprietary quantitative models designed to:
■ forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum
■ identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and
■ help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios
	■ Maintains investment attributes similar to those of the Standard & Poor's MidCap 400® Index and intends to limit its divergence from that index in terms of market, industry and sector exposures	■ Market risk ■ Model risk ■ Special-situation companies ■ Small companies

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it

4

was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds and the mutual funds that invest in them.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

SPECIAL-SITUATION COMPANIES

"Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

SMALL COMPANIES

Small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for capital appreciation

■  want to diversify their portfolios with a more aggressive stock fund

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to those of two broad-based securities market indices. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

  *  Prior to December 1, 2006, the portfolio followed different strategies under the name "Mid-Cap Growth Portfolio."

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AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	LIFE OF PORTFOLIO	INCEPTION DATE
MID-CAP CORE PORTFOLIO	1.90%	4.57%	4.28%	9/13/99
STANDARD & POOR'S MIDCAP 400® INDEX[1] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	10.32%	10.89%	12.61%[4]
RUSSELL 2500(TM) GROWTH INDEX[2] (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)	12.26%	7.62%	5.16%[4]
RUSSELL MIDCAP® GROWTH INDEX[3] (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)	10.66%	8.22%	4.60%[4]

  1  The Standard & Poor's MidCap 400 Index is an unmanaged market-weighted index of 400 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of McGraw-Hill Co., Inc. The Standard & Poor's MidCap 400 Index became the portfolio's benchmark index on December 1, 2006 in connection with its change in investment strategy. Investors cannot invest directly in an index.

  2  The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

  3  The Russell MidCap® Growth Index measures the performance of those companies in the Russell MidCap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

  4  Performance since September 30, 1999.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■    Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

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INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table below and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee*	0.70%
Distribution and service (12b-1) fee	NONE
Other expenses	0.46%
Total annual portfolio operating expenses*	1.16%

  *  Effective December 1, 2006, the portfolio's management fee was reduced from 0.90% of average daily net assets to 0.70% of average daily net assets. "Management fee" in the fee table has been restated to show the new fee.

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EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$118	$368	$638	$1,409

9

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the 2006 fiscal year, the portfolio paid Credit Suisse 0.75% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the

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length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks maximum capital appreciation. Under normal market conditions, the portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of "mid-cap" companies. The portfolio considers a "mid-cap" company to be one that is represented in the Standard & Poor's MidCap 400® Index ("S&P 400 Index") or has similar attributes and capitalizations to companies in the S&P 400 Index. As of December 31, 2006, market capitalizations of companies in the S&P 400 Index ranged from approximately $495 million to $10.62 billion.

The portfolio follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks, and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers apply the proprietary quantitative models to companies that are represented in the S&P 400 Index, as well as other companies with similar attributes and capitalizations to the companies in the S&P 400 Index. A stock may be overweighted or underweighted in relation to the S&P 400 Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio maintains investment attributes that are similar to those of the S&P 400 Index, and limits its divergence from the S&P 400 Index in terms of market, industry and sector exposures.

The portfolio may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The portfolio may also invest in emerging-growth companies – small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential

11

for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies" – companies experiencing unusual developments affecting their market value.

Some companies may fall outside the definition of a mid-cap company after the portfolio has purchased their securities. These companies continue to be considered mid-cap for purposes of the portfolio's minimum 80% allocation to mid-cap company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the S&P 400 Index or be lower than that of the smallest company in the Index.

The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common stocks and preferred stocks

■  securities convertible into common stocks

■  rights and warrants

The portfolio may invest up to 10% of its total assets in foreign securities. To a limited extent, it may also engage in other investment practices.

■   RISK FACTORS

The portfolio's principal risk factors are:

■  market risk

■  model risk

■  small companies

■  special-situation companies

The value of your investment generally will fluctuate in response to stock-market movements.

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Investing in small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

Securities of companies in special situations may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

"More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

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■   PORTFOLIO MANAGEMENT

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. See "Meet the Managers."

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FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$13.19	$12.33	$10.90	$7.60	$10.75
Investment Operations:
Net investment loss	(0.04)	(0.10)	(0.11)	(0.08)	(0.08)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	0.29	0.96	1.54	3.38	(3.07)
Total from investment operations	0.25	0.86	1.43	3.30	(3.15)
Net asset value, end of year	$13.44	$13.19	$12.33	$10.90	$7.60
Total return[1]	1.90%	6.97%	13.12%	43.42%	(29.30)%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$30,496	$37,659	$42,452	$41,569	$30,754
Ratio of expenses to average net assets	1.21%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets	(0.26)%	(0.70)%	(0.87)%	(0.90)%	(0.84)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.13%	0.12%	0.08%	0.14%	0.11%
Portfolio turnover rate	140%	95%	124%	73%	74%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

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MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds and the mutual funds that invest in them.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Special-Situation Companies "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Small Companies Small companies may have less-experienced management, limited product lines,

15

unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

OTHER RISK FACTORS

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	10%

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.[2]	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	25%

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance
if the anticipated benefits of the special situation do not materialize. Information, market risks.	☐

Small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	■

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

Joseph Cherian, Managing Director, has been Global Head of the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

William Weng, Director, has been a Senior Portfolio Manager in the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, an MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a Portfolio Manager in the Quantitative Strategies Group focusing on U.S. equity investment products since 2004. He has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the

20

portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

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The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

22

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission (SEC) permits)

■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND

■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are

23

believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

24

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

25

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26

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27

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL

■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

Suite 55030

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRMCC-PRO-0507C

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  GLOBAL SMALL CAP PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goals and Principal Strategies	4

A Word About Risk	5

Investor Profile	6

PERFORMANCE SUMMARY	7

Year-by-Year Total Returns	7

Average Annual Total Returns	8

INVESTOR EXPENSES	9

Fees and Portfolio Expenses	9

Example	10

THE PORTFOLIO IN DETAIL	11

The Management Firms	11

Portfolio Information Key	12

Goal and Strategies	12

Portfolio Investments	14

Risk Factors	14

Portfolio Management	15

Financial Highlights	16

MORE ABOUT RISK	17

Introduction	17

Types of Investment Risk	17

Certain Investment Practices	20

MEET THE MANAGERS	24

MORE ABOUT YOUR PORTFOLIO	26

Share Valuation	26

Distributions	27

Taxes	27

Statements and Reports	27

BUYING AND SELLING SHARES	29

OTHER INFORMATION	31

About The Distributor	31

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Long-term growth of capital	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from a broad range of countries, including the U.S.
■ Intends to invest at least 30% of assets in non-U.S. companies
■ May invest up to 20% of its net assets in emerging markets securities
■ For foreign securities, seeks to identify through a bottom-up investment approach fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values
■ Will sell foreign securities to realize profits, limit losses or take advantage of better investment opportunities
■ For U.S securities, uses proprietary quantitative models designed to:
■ forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum
■ identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and
	■ help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios	■ Foreign securities risk ■ Market risk ■ Model risk ■ Special-situation companies ■ Start-up and other small companies

4

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES RISK

A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers to identify U.S. securities for investment will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

5

SPECIAL-SITUATION COMPANIES

"Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  want to diversify their investments internationally

■  are investing for capital appreciation

■  want to diversify their investments with more aggressive stock funds

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  want to limit your exposure to foreign securities

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

6

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad-based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance. Prior to February 21, 2005, the portfolio followed a different investment policy under the name "Credit Suisse Trust – Global Post-Venture Capital Portfolio."

7

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	TEN YEARS 1997-2006	LIFE OF PORTFOLIO	INCEPTION DATE
GLOBAL SMALL CAP PORTFOLIO	13.28%	8.57%	5.59%	5.19%	9/30/96
MSCI WORLD SMALL CAP INDEX[1] (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	15.78%	15.89%	8.98%	8.93%[2]

  1  The Morgan Stanley Capital International (MSCI) World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. The index returns shown above are price only and do not reflect the reinvestment of dividends. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

  2  Performance from October 1, 1996.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

8

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table below and the example on the following page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	1.25%
Distribution and service (12b-1) fee	NONE
Other expenses	0.31%
Acquired fund fees and expenses	0.16%
Total annual portfolio operating expenses*	1.72%

  *  Expected fees and expenses for the fiscal year ending December 31, 2007 (after fee waivers and expense reimbursements) are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS, REIMBURSEMENTS AND CREDITS
Management fee	1.09%
Distribution and service (12b-1) fee	NONE
Other expenses	0.31%
Acquired fund fees and expenses**	0.00%
Net annual portfolio operating expenses	1.40%

  **  The portfolio incurred fees and expenses during the 2006 fiscal year due to its investment in private funds that invest in private equity and in venture-capital companies ("Private Funds"). The portfolio does not intend to invest in Private Funds in the 2007 fiscal year.

9

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$175	$542	$933	$2,030

10

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as Credit Suisse or "we" throughout this Prospectus.

For the 2006 fiscal year, the portfolio paid Credit Suisse 1.09% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory contracts of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

One Cabot Square
London E14 4QJ
United Kingdom

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

Level 31 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

11

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

Izumi Garden Tower
Level 27
1-6-1 Roppongi 1-Chome
Minato-ku
Tokyo 106-6024
Japan

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain Information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of small U.S. and foreign companies. Under normal market conditions, the portfolio will invest at least:

■  80% of net assets, plus any borrowings for investment purposes, in equity securities of small

12

companies from a broad range of countries, including the U.S.

■  30% of assets in companies located or conducting a majority of their business outside the U.S.

The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of December 31, 2006, the MSCI World Small Cap Index included companies with market capitalizations between $0.04 billion and $3.22 billion.

Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the MSCI World Small Cap Index.

For foreign securities the portfolio manager uses a bottom-up investment approach to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values (i.e., the present value of the future cash flows that it will generate).

In choosing foreign securities, the portfolio managers look at a number of factors, including:

■  price/earnings growth

■  revenue growth

■  asset/book value

■  strong returns on capital

■  reliability and effectiveness of management

■  whether the price of the security is attractive as compared to its competitors

The portfolio will seek capital appreciation by taking advantage of both growth and value opportunities, based on the portfolio manager's view of individual companies. The portfolio is not required to maintain any specific portion of its assets in growth or value stocks and the portion of the portfolio's assets invested in either will vary depending on market conditions.

The portfolio manager generally will sell stocks when there has been a fundamental change in the company's prospects or where price appreciation brings its expectation of profit growth to a rate at or below that implied by the current market value. The portfolio manager may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

With respect to investments in U.S. securities, the portfolio managers follow quantitative portfolio management

13

techniques rather than a traditional fundamental equity research approach. The portfolio managers select U.S. securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio will diversify its investments across companies, industries and countries.

The portfolio's 80% investment policy may be changed by the Board of Trustees upon 60 days' notice to shareholders.

■   PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common stocks and preferred stocks

■  rights and warrants

■  securities convertible into common stocks

■  partnership interests

The portfolio may invest:

■  up to 20% of its net assets in debt securities

■  up to 20% of its net assets in emerging markets securities

■  without limit in special-situation companies

■  without limit in start-up and other small companies

■  without limit in foreign securities

To a limited extent, the portfolio may also engage in other investment practices.

■   RISK FACTORS

The portfolio's principal risk factors are:

■  foreign securities risk

■  market risk

■  model risk

■  special-situation companies

■  start-up and other small companies

The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

14

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers to identify U.S. securities will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

To the extent that the portfolio focuses on a single country or region, it takes on additional risks that could hurt its performance. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund.

"More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

■   PORTFOLIO MANAGEMENT

Crispin Finn is responsible for the day-to-day management of the foreign equity portion of the portfolio. The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the U.S. equity portion of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. You can find out more about the portfolio's managers in "Meet the Managers."

15

FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

FOR THE YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$12.95	$11.15	$9.45	$6.40	$9.72
Investment Operations:
Net investment loss	(0.00)[2]	(0.04)	(0.09)	(0.06)	(0.08)
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	1.72	1.84	1.79	3.11	(3.24)
Total from investment operations	1.72	1.80	1.70	3.05	(3.32)
Net asset value, end of year	$14.67	$12.95	$11.15	$9.45	$6.40
Total return[1]	13.28%	16.14%	17.99%	47.66%	(34.16)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$119,105	$129,308	$110,110	$102,577	$60,633
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment loss to average net assets	(0.02)%	(0.39)%	(0.85)%	(0.94)%	(0.90)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.19%	0.17%	0.23%	0.31%
Portfolio turnover rate	117%	75%	79%	86%	86%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

2  This amount represents less than $(0.01) per share.

16

MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Foreign Securities Risk A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the

17

portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers to identify U.S. securities will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Special-Situation Companies "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Start-Up and Other Small Companies Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

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■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio.
Currency, market, political risks.	■

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.[1]	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	20%

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market
movements or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.[2]	☐

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks.	20%

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.	☐

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.	5%

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.	25%

Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, valuation risks.	☐

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real estate or real-estate-related loans or interests. Credit, interest-rate, liquidity, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.	10%

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance
if the anticipated benefits of the special situation do not materialize. Information, market risks.	■

Start-up and other small companies Companies with small relative market capitalizations, including
those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	■

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit, currency, interest-rate, liquidity, market, political, speculative exposure,
valuation risks.	☐

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INVESTMENT PRACTICE	LIMIT
Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

Crispin Finn manages the non-U.S. portion of the portfolio and the Credit Suisse Quantitative Strategies Group is responsible for the portfolio management of the U.S. equity portion of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

Crispin Finn, Director, is an equity portfolio manager of Credit Suisse Asset Management Limited (Credit Suisse (U.K.)) and has been responsible for the non-U.S. portion of the portfolio since February 2005. Prior to the acquisition of Sun Life of Canada Asset Management (SLCAM) by Credit Suisse in 2001, he was responsible for the management of a variety of specialist UK equity funds, including responsibility for small cap portfolios. Before joining SLCAM in July 1999, he was employed by Capel Cure Myers, becoming a Director responsible for smaller company funds. Prior to this, he spent a year with Sun Alliance, joining Phillips and Drew in 1985 as an Assistant Fund Manager. Mr. Finn studied Chemical Physics at Bristol University, graduating in 1984. He is a fellow of the Securities Institute.

Joseph Cherian, Managing Director, has been Global Head of the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

William Weng, Director, has been a Senior Portfolio Manager in the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, an MS in systems

Job titles indicate position with the investment adviser.

24

engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a Portfolio Manager in the Quantitative Strategies Group focusing on U.S. equity investment products since 2004. He has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

25

MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

The portfolio's investments in private funds will be valued at the time of investment at the amount invested in the private fund, less related expenses, unless and until Credit Suisse

26

determines that such value does not represent fair value, in which case fair value will be determined. Thereafter, investments in private funds held by the portfolio are valued at their "fair values" using procedures approved by the Board of Trustees. Credit Suisse shall review daily the portfolio's fair valued securities.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

27

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

28

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission (SEC) permits)

■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■  FREQUENT PURCHASES AND
■  SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are

29

believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

30

OTHER INFORMATION

■  ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

31

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■  ANNUAL/SEMIANNUAL
■  REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■  OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.
Attn: Credit Suisse Trust
Suite 55030
30 Dan Road
Canton, MA
02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRGSC-PRO-0507D

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  LARGE CAP VALUE PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	9

THE PORTFOLIO IN DETAIL	10

The Management Firm	10

Portfolio Information Key	10

Goal and Strategies	11

Portfolio Investments	12

Risk Factors	12

Portfolio Management	13

Financial Highlights	14

MORE ABOUT RISK	15

Introduction	15

Types of Investment Risk	15

Certain Investment Practices	18

MEET THE MANAGERS	21

MORE ABOUT YOUR PORTFOLIO	22

Share Valuation	22

Distributions	23

Taxes	23

Statements and Reports	24

BUYING AND SELLING SHARES	25

OTHER INFORMATION	27

About the Distributor	27

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Long-term growth of capital and income	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations
■ Uses proprietary quantitative models designed to:
■ forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum
■ identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and
■ help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios
	■ Maintains investment attributes similar to those of the Russell 1000® Value Index and intends to limit its divergence from that index in terms of market, industry and sector exposures	■ Market risk ■ Style risk ■ Model risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds and the mutual funds that invest in them.

STYLE RISK

The portfolio favors value companies whose stocks appear to be undervalued. Large cap value stocks shift in and out of favor depending on market and economic conditions and the portfolio's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for growth and income

■  want to diversify their investments into common stocks

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

You should base your investment decision on your own goals, risk preferences and time horizon.
5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad-based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

  *  Prior to December 1, 2006, the portfolio followed different investment strategies.

6

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	LIFE OF PORTFOLIO	INCEPTION DATE
LARGE CAP VALUE PORTFOLIO	19.35%	6.70%	7.14%	10/31/97
RUSSELL 1000® VALUE INDEX[1] (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)	22.25%	10.86%	8.97%

  1  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

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INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee*	0.50%
Distribution and service (12b-1) fee	NONE
Other expenses	0.33%
Total annual portfolio operating expenses*	0.83%

  *  Effective December 1, 2006, the portfolio's management fee was reduced from 0.75% of average daily net assets to 0.50% of average daily net assets. "Management fee" in the fee table has been restated to show the new fee.

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EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$85	$265	$460	$1,025

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THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the 2006 fiscal year, the portfolio paid Credit Suisse 0.67% of its average net assets for advisory services.

A discussion regarding the basis for the board's approval of the investment advisory contract of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The group designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming

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you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks long-term growth of capital and income. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

The portfolio follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers will apply the proprietary quantitative models to companies that are represented in the Russell 1000® Value Index (the "Russell Index"), as well as other companies with similar attributes and capitalizations to the companies in the Russell Index. A stock may be overweighted or underweighted in relation to the Russell Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio maintains investment attributes that are similar to those of the Russell Index, and limits its divergence from the Russell Index in terms of market, industry and sector exposures.

The portfolio considers a large company to be one that is represented in the Russell Index or has similar attributes and capitalizations to companies in the Russell 1000® Index. As of December 31, 2006, the market capitalizations of companies in the Russell 1000® Index were $1.3 billion to $463.6 billion. Some companies may

11

fall outside the definition of large company after the portfolio has purchased their securities. These companies continue to be considered large for purposes of the portfolio's minimum 80% allocation to large company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses or take advantage of other investment opportunities.

The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common stocks

■  preferred stocks

■  securities convertible into common stocks

The portfolio invests in both listed and unlisted securities. The portfolio also may invest up to 20% of its total assets in foreign securities. To a limited extent, the portfolio may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

■   RISK FACTORS

The portfolio's principal risk factors are:

■  market risk

■  style risk

■  model risk

The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

"More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

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■   PORTFOLIO MANAGEMENT

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the fund. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. See "Meet the Managers."

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FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

FOR THE YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$14.38	$13.40	$12.10	$9.74	$12.81
Investment Operations
Net investment income	0.23	0.11	0.12	0.09	0.09
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.54	0.98	1.25	2.35	(3.05)
Total from investment operations	2.77	1.09	1.37	2.44	(2.96)
Less Dividends
Dividends from net investment income	(0.15)	(0.11)	(0.07)	(0.08)	(0.11)
Net asset value, end of year	$17.00	$14.38	$13.40	$12.10	$9.74
Total return[1]	19.35%	8.14%	11.34%	25.16%	(23.09)%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$55,796	$57,805	$44,853	$29,536	$21,486
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.29%	1.03%	1.15%	0.97%	0.68%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.06%	0.09%	0.14%	0.25%	0.35%
Portfolio turnover rate	1.43%	81%	53%	86%	43%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

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MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.

The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds and the mutual funds that invest in them.

Style Risk The portfolio favors value companies whose stocks appear to be undervalued. Large cap value stocks shift in and out of favor depending on market and economic conditions and the portfolio's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

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Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets

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(and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
Currency, market, political risks.	☐

Currency hedging Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1] Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure, valuation risks.[2]	☐

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency,
information, liquidity, market, operational, political, valuation risks.	☐

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock
market movements or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	20%

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation,
currency, hedged exposure, interest-rate, market, speculative exposure risks.[2]	☐

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or an index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	25%

Privatization programs Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information, liquidity, operational, political,
valuation risks.	☐

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Credit, interest-rate,
liquidity, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Sector concentration Investing more than 25% of the fund's net assets in a market sector. Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater
effect on the fund.	☐

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds
that do not take short positions. Liquidity, market, speculative exposure risks.	☐

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

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INVESTMENT PRACTICE	LIMIT
Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains
distributions could raise shareholders' income tax liability.	☐

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation
do not materialize. Information, market risks.	☐

Start-up and other small companies Companies with small relative market capitalizations. Information, liquidity, market, valuation risks.	☐

Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted. Credit, currency, information,
interest-rate, liquidity, market, political, speculative exposure, valuation risks.	☐

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment
strategies and might prevent the portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	15%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

Joseph Cherian, Managing Director, has been Global Head of the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

William Weng, Director, has been a Senior Portfolio Manager in the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, an MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a Portfolio Manager in the Quantitative Strategies Group focusing on U.S. equity investment products since 2004. He has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays)

22

when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

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■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

24

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission ("SEC") permits)

■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND
■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased

25

brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities and high yield debt securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

26

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

27

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which contains more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

Suite 55030
30 Dan Road
Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRLCV-PRO-0507B

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  INTERNATIONAL FOCUS PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	9

THE PORTFOLIO IN DETAIL	10

The Management Firms	10

Portfolio Information Key	11

Goal and Strategies	11

Portfolio Investments	12

Risk Factors	12

Portfolio Management	12

Financial Highlights	13

MORE ABOUT RISK	14

Introduction	14

Types of Investment Risk	14

Certain Investment Practices	17

MEET THE MANAGERS	21

MORE ABOUT YOUR PORTFOLIO	22

Share Valuation	22

Distributions	22

Taxes	23

Statements and Reports	23

BUYING AND SELLING SHARES	24

OTHER INFORMATION	26

About the Distributor	26

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Long-term capital appreciation	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of 60 to 85 foreign companies
■ Focuses on the world's major foreign markets
■ Limited emerging–markets investments
	■ Favors stocks with discounted valuations, using a value-based, bottom-up investment approach	■ Focus risk ■ Foreign securities risk ■ Market risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

The portfolio generally invests a greater portion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that invests in a larger number of securities.

FOREIGN SECURITIES RISK

A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

4

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds, and the mutual funds that invest in them.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for capital appreciation

■  want to diversify their investments internationally

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  want to limit your exposure to foreign securities

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad-based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

6

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	TEN YEARS 1997-2006	LIFE OF PORTFOLIO	INCEPTION DATE
INTERNATIONAL FOCUS PORTFOLIO	18.65%	11.25%	4.49%	5.39%	6/30/95
MSCI EAFE INDEX[1] (NET DIVIDENDS) (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)	26.34%	14.98%	7.71%	7.91%[2]

  1  The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

  2  Performance from July 1, 1995.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

7

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table below and the example on the following page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	1.00%
Distribution and service (12b-1) fee	NONE
Other expenses	0.36%
Total annual portfolio operating expenses	1.36%

8

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$138	$431	$745	$1,635

9

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

For the 2006 fiscal year, the portfolio paid Credit Suisse 0.96% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory contracts of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

One Cabot Square
London E14 4QJ
United Kingdom

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

CREDIT SUISSE ASSET
MANAGEMENT LIMITED

Level 31 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia

■  Sub-investment adviser for the portfolio

■  Responsible for assisting Credit Suisse in the management of the portfolio's international assets according to its goal and strategies

■  Also a part of the asset management business of Credit Suisse

10

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

■   GOAL AND STRATEGIES

The portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 60 to 85 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the MSCI EAFE Index.

The "top fifteen" (largest company holdings) in the portfolio may account for 40% or more of the portfolio's assets.

Under normal market conditions, the portfolio will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from a broad range of major foreign markets. The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice

11

to shareholders. The portfolio's investment objective may be changed without shareholder approval.

The portfolio is not an index fund and will not seek to match the performance or weightings of the MSCI EAFE Index. The portfolio intends to diversify its investments across a number of different countries. However, at times the portfolio may invest a significant part of its assets in a single country. The portfolio may invest up to 15% of its net assets in emerging markets.

In choosing equity securities, the portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

■   PORTFOLIO INVESTMENTS

This portfolio's equity holdings may include:

■  common stocks

■  warrants

■  securities convertible into or exchangeable for common stocks

To a limited extent, the portfolio may also engage in other investment practices.

■   RISK FACTORS

This portfolio's principal risk factors are:

■  focus risk

■  foreign securities risk

■  market risk

Because the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a portfolio that invests in a larger number of securities.

The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

To the extent that it focuses on a single country or region, the portfolio may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

■   PORTFOLIO MANAGEMENT

The Credit Suisse International Equity Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson and Tom Mann. You can find out more about the portfolio managers in "Meet the Managers."

12

FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

FOR THE YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$11.70	$10.04	$8.85	$6.68	$8.34
Investment Operations
Net investment income	0.15	0.14	0.11	0.09	0.06
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.02	1.62	1.17	2.12	(1.72)
Total from investment operations	2.17	1.76	1.28	2.21	(1.66)
Less Dividends
Dividends from net investment income	(0.13)	(0.10)	(0.09)	(0.04)	—
Net asset value, end of year	$13.74	$11.70	$10.04	$8.85	$6.68
Total return[1]	18.65%	17.56%	14.63%	33.09%	(19.90)%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$94,806	$92,212	$87,301	$90,970	$86,387
Ratio of expenses to average net assets	1.32%	1.42%	1.37%	1.41%	1.42%
Ratio of net investment income to average net assets	1.08%	1.17%	0.98%	1.01%	0.61%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.04%	—	—	—	—
Portfolio turnover rate	37%	47%	90%	131%	134%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

13

MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Focus Risk The portfolio generally invests a greater portion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that invests in a larger number of securities.

Foreign Securities Risk A portfolio that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

14

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

OTHER RISK FACTORS

Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income

15

securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

16

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of portfolio assets in a single country or region
Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio. Currency,
market, political risks.	■

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1] Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	15%

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company
or industry events. Liquidity, market, valuation risks.	■

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

17

INVESTMENT PRACTICE	LIMIT
Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	■

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure, interest-rate, market,
speculative exposure risks.[2]	☐

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks.	20%

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other
receivables. Credit, extension, interest-rate, liquidity, prepayment risks.	☐

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.	5%

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.	25%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

18

INVESTMENT PRACTICE	LIMIT
Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, valuation risks.	■

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real estate or real-estate-related loans or interests. Credit, interest-rate, liquidity, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S.
government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market,
speculative exposure risks.	☐

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated
benefits of the special situation do not materialize. Information, market risks.	■

19

INVESTMENT PRACTICE	LIMIT
Start-up and other small companies Companies with small relative market capitalizations, including
those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	■

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks, such as market indices or currency or interest rates.
For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit, currency,
information, interest-rate, liquidity, market, political, speculative exposure, valuation risks.	☐

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio
from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

20

MEET THE MANAGERS

The Credit Suisse International Equity Team is responsible for the day-to-day portfolio management of the portfolio. The current team members are Neil Gregson and Tom Mann. Mr. Gregson and Mr. Mann are co-lead portfolio managers of the portfolio, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management.

Neil Gregson, Managing Director of Credit Suisse Asset Management Limited (Credit Suisse (U.K.)), is chief investment officer for equities in Emerging Europe, the Middle East, and Africa. He joined Credit Suisse (U.K.) in 1991. He holds a B.Sc. in mining engineering from Nottingham University.

Tom Mann, Director, is a portfolio manager within the European Equities team. He joined Credit Suisse (U.K.) in May 2001 from Goldman Sachs Asset Management, where he worked on international equity portfolios within their Quantitative Resources area. Prior to working at Goldman Sachs, he worked as a portfolio analyst in Credit Suisse (U.K.)'s product control area. He graduated in 1994 from the University of Cape Town with a Bachelor of Business Science (Honours) degree in Business Finance. He is a CFA Charterholder.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

21

MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions.

22

The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

23

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission (SEC) permits)

■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND

■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are

24

believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

25

OTHER INFORMATION

■  ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

26

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27

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■  ANNUAL/SEMIANNUAL

■  REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■  OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Trust

Suite 55030

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRINT-PRO-0507A

CREDIT SUISSE FUNDS

Prospectus

May 1, 2007

CREDIT SUISSE TRUST

■  SMALL CAP CORE I PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

KEY POINTS	4

Goal and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Portfolio Expenses	8

Example	8

THE PORTFOLIO IN DETAIL	9

The Management Firm	9

Portfolio Information Key	9

Goal and Strategies	10

Portfolio Investments	11

Risk Factors	11

Portfolio Management	12

Financial Highlights	13

MORE ABOUT RISK	14

Introduction	14

Types of Investment Risk	14

Certain Investment Practices	17

MEET THE MANAGERS	21

MORE ABOUT YOUR PORTFOLIO	22

Share Valuation	22

Distributions	22

Taxes	23

Statements and Reports	23

BUYING AND SELLING SHARES	24

OTHER INFORMATION	26

About The Distributor	26

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Capital growth	■ Invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies
■ Uses proprietary quantitative models designed to:
■ forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum
■ identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and
■ help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios
	■ Maintains investment attributes similar to those of the Standard & Poor's SmallCap 600® Index and intends to limit its divergence from that index in terms of market, industry and sector exposures	■ Market risk ■ Model risk ■ Special-situation companies ■ Start-up and other small companies

■  A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it

4

was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including stocks and bonds, and the mutual funds that invest in them.

MODEL RISK

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

SPECIAL-SITUATION COMPANIES

"Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

■   INVESTOR PROFILE

This portfolio is designed for investors who:

■  are investing for long-term goals

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are investing for capital appreciation

■  want to diversify their investments with more aggressive stock funds

It may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad-based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

  *  Prior to December 1, 2006, the portfolio followed different investment strategies under the name "Small Cap Growth Portfolio."

6

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	TEN YEARS 1997-2006	LIFE OF PORTFOLIO	INCEPTION DATE
SMALL CAP CORE I PORTFOLIO	4.77%	2.17%	3.83%	6.54%	6/30/95
STANDARD & POOR'S SMALLCAP 600® INDEX[1] (REFLECTS NO DEDUCTION FOR FEES AND EXPENSES)	15.12%	12.49%	11.80%	13.34%
RUSSELL 2000® GROWTH INDEX[2] (REFLECTS NO DEDUCTION FOR FEES AND EXPENSES)	13.34%	6.93%	4.88%	6.41%

  1  The Standard & Poor's SmallCap 600® Index is an unmanaged market-weighted index of 600 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of McGraw-Hill Co. Inc. The Standard & Poor's SmallCap 600® Index became the portfolio's benchmark-index on December 1, 2006 in connection with its change in investment strategy. Investors cannot invest directly in an index.

  2  The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

7

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee*	0.70%
Distribution and service (12b-1) fee	NONE
Other expenses	0.22%
Total annual portfolio operating expenses	0.92%

  *  Effective December 1, 2006, the portfolio's management fee was reduced from 0.90% of average daily net assets to 0.70% of average daily net assets. "Management fee" in the fee table has been restated to show the new fee.

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$94	$293	$509	$1,131

8

THE PORTFOLIO IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the portfolio

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For the 2006 fiscal year, the portfolio paid Credit Suisse 0.89% of its average net assets for advisory services.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the portfolio is available in the portfolio's Annual Report to shareholders for the period ended December 31, 2006.

■   PORTFOLIO INFORMATION KEY

A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

■  Total return How much you would have earned or lost on an investment in the portfolio, assuming

9

you had reinvested all dividend and capital-gain distributions.

■  Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held.

A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

■   GOAL AND STRATEGIES

The portfolio seeks capital growth. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.

The portfolio follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks and

■  help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers will apply the proprietary quantitative models to companies that are represented in the Standard & Poor's SmallCap 600® Index (the "S&P 600 Index"), as well as other companies with similar attributes and capitalizations to the companies in the S&P 600 Index. A stock may be overweighted or underweighted in relation to the S&P 600 Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio maintains investment attributes that are similar to those of the S&P 600 Index, and limits its divergence from the S&P 600 Index in terms of market, industry and sector exposures.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The portfolio considers a "small" company to be one that is represented in the S&P 600 Index, or has similar attributes to the companies in the S&P 600 Index. As of December 31,

10

2006, market capitalizations of S&P 600 companies ranged from $300 million to $1.5 billion.

Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the S&P 600 Index.

The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The portfolio's equity holdings may include:

■  common and preferred stocks

■  securities convertible into common stocks

■  securities such as warrants, whose values are based on common stock

The portfolio may invest in unlisted securities and securities traded over the counter. The portfolio may also invest up to 10% of its total assets in foreign securities. To a limited extent, it may also engage in other investment practices.

■   RISK FACTORS

The portfolio's principal risk factors are:

■  market risk

■  model risk

■  special-situation companies

■  start-up and other small companies

The value of your investment generally will fluctuate in response to stock market movements.

The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

11

"More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

■   PORTFOLIO MANAGEMENT

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski.You can find out more about them in "Meet the Managers."

12

FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

FOR THE YEAR ENDED:	12/06	12/05	12/04	12/03	12/02
Per share data
Net asset value, beginning of year	$14.89	$15.30	$13.80	$9.29	$14.01
Investment Operations:
Net investment loss	(0.14)	(0.14)	(0.14)	(0.10)	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.85	(0.27)	1.64	4.61	(4.61)
Total from investment operations	0.71	(0.41)	1.50	4.51	(4.72)
Net asset value, end of year	$15.60	$14.89	$15.30	$13.80	$9.29
Total return[1]	4.77%	(2.68)%	10.87%	48.55%	(33.69)%
Ratios and Supplemental Data:
Net assets, end of year (000s omitted)	$413,335	$557,377	$767,104	$775,347	$501,613
Ratio of expenses to average net assets	1.11%	1.14%	1.10%	1.12%	1.14%
Ratio of net investment loss to average net assets	(0.75)%	(0.84)%	(0.92)%	(0.97)%	(0.94)%
Portfolio turnover rate	208%	82%	99%	76%	69%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

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MORE ABOUT RISK

■   INTRODUCTION

The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.

The Board also may refuse to sell shares of the portfolio to any variable annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

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Special-Situation Companies "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Start-Up and Other Small Companies Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

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Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
Currency, market, political risks.	☐

Currency hedging Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political,
valuation risks.	☐

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency,
information, liquidity, market, operational, political, valuation risks.	☐

Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock
market movements or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	10%

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INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation,
currency, hedged exposure, interest-rate, market, speculative exposure risks.[2]	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	25%

Privatization programs Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information, liquidity, operational, political,
valuation risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Sector concentration Investing more than 25% of the fund's net assets in a market sector. Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater
effect on the fund.	☐

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

1  The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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INVESTMENT PRACTICE	LIMIT
Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.	☐

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains
distributions could raise shareholders' income tax liability.	☐

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.	■

Start-up and other small companies Companies with small relative market capitalizations. Information, liquidity, market, valuation risks.	■

Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted. Credit, currency, information,
interest-rate, liquidity, market, political, speculative exposure, valuation risks.	☐

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INVESTMENT PRACTICE	LIMIT
Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and
might prevent the portfolio from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	10%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MEET THE MANAGERS

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

Joseph Cherian, Managing Director, has been Global Head of the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

William Weng, Director, has been a Senior Portfolio Manager in the Quantitative Strategies Group since 2004 and has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, an MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a Portfolio Manager in the Quantitative Strategies Group focusing on U.S. equity investment products since 2004. He has been a portfolio manager of the portfolio since December 2006. Prior to joining Credit Suisse in 2004, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR PORTFOLIO

■   SHARE VALUATION

The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns dividends from stocks and interest from bond, money

22

market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio typically distributes dividends and capital gains annually. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977.

■   TAXES

Because shares of the portfolio may be purchased only through variable contracts and pension and retirement plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, Prospectuses or proxy statements, please call 800-222-8977.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

23

BUYING AND SELLING SHARES

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the Securities and Exchange Commission (SEC) permits)

■  stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND

■   SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more

24

susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. The portfolio's distributor enters into agreements with intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

25

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including Credit Suisse Asset Management, LLC) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Distribution and Shareholder Servicing" in the SAI.

26

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27

FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL

■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■  OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

646-354-5026

BY MAIL:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.
Attn: Credit Suisse Trust
Suite 55030
30 Dan Road
Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRSCC-PRO-0507D

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

CREDIT SUISSE TRUST

Blue Chip Portfolio

This Statement of Additional Information (the “SAI”) provides information about the Blue Chip Portfolio (the “Portfolio”), a series of Credit Suisse Trust (the “Trust”), that supplements information contained in the Prospectus for the Portfolio dated May 1, 2007.

The audited Annual Report dated December 31, 2006, for the Portfolio, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent, is incorporated herein by reference.

This SAI is not itself a prospectus. Copies of the Portfolio’s Prospectus and Annual Report may be obtained by writing or telephoning:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030
1-800-222-8977

i

MANAGEMENT OF THE TRUST	28
OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX	32
Committees and Meetings of Trustees	32
Proxy Voting Policy	35
Disclosure of Portfolio Holdings	35
Investment Advisory Agreement	37
Portfolio Managers’ Compensation	39
Potential Conflict of Interest	39
Portfolio Managers’ Ownership of Securities	40
Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed	40
Administration Agreements	41
Co-Administration Fees	41
Distributor	42
Shareholder Servicing	43
Organization of the Trust	43
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	45
ADDITIONAL INFORMATION CONCERNING TAXES	45
The Portfolio	46
Special Tax Considerations	48
Foreign Investments	49
Passive Foreign Investment Companies	49
Variable Contracts and Plans	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	50
FINANCIAL STATEMENTS	50
MISCELLANEOUS	50

APPENDIX A	A-1
APPENDIX B	B-1

ii

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the descriptions of the Portfolio’s investment objective and policies in the Prospectus.  There are no assurances that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio is long-term capital appreciation.  The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. “blue chip” companies.  Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.

The 80% investment policy will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio’s 80% investment policy may be changed by the Board of Trustees of the Trust upon 60 days’ notice to shareholders.  The investment objective of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Investment Policies

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth in this SAI.

The Portfolio does not represent that these techniques are available now or will be available in the future.

The Portfolio may enter into options, futures or currency transactions for hedging purposes or to increase total return.  Up to 25% of the Portfolio’s assets may be at risk in connection with these strategies.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid and, in the case of writing options, the value of the underlying obligation.

Options on Securities and Securities Indices and Currency Transactions.  The Portfolio may purchase and write (sell) options on securities, securities indices and currencies.

Securities Options.  The Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.

The Portfolio that may write options realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  If the Portfolio writes call options, it retains the risk of an increase in the price of the underlying security.  The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.  Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options.

Options written by the Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Portfolio may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolio’s investment adviser (“Credit Suisse” or the “Adviser”), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any

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realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction.  So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If,

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as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Trust, the Portfolio and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

Securities Index Options.  The Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock Exchange (the “NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.  The Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

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Exchange traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Exchange Transactions.  The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options.  In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.  The Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Currency Options.  The Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a

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price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

The Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or consistent with CFTC regulations on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified

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multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” will not exceed 5% of the Portfolio’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.  The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Portfolio’s policies.  There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.  The Portfolio is operated by persons who have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation under that Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

No consideration is paid or received by the Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts,

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there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Options on Futures Contracts.  The Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an

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increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolio of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

The Portfolio will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the

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Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Portfolio may invest up to 10% of the value of its net assets in U.S. dollar-denominated securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. or non-U.S. governments, government entities or political subdivisions (“foreign securities”).  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio’s investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio’s assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Portfolio with respect to its foreign investments.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors

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directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Exchange Transactions” and “Futures Activities” above.

Information.  Many of the foreign securities held by the Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

Increased Expenses.  To the extent it invests in foreign securities, the operating expenses of the Portfolio may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs, communication costs and its investment advisory fees, while comparable to those of other investment companies investing in foreign securities, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Privatizations.  The Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or-controlled enterprises).  The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Depository Receipts.  Assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”), instruments that evidence ownership of underlying securities issued by a foreign corporation.  ADRs, EDRs and IDRs may

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not necessarily be denominated in the same currency as the securities whose ownership they represent.  ADRs are typically issued by a U.S. bank or trust company.  EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depository Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  The Portfolio may invest up to 10% of its net assets in securities of issuers located in less developed countries considered to be “emerging markets.” Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are:  instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise (such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) bonds).

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Other U.S. government securities in which the Portfolio may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its net assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations.

Repurchase Agreements.  The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolios enter into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the “1940 Act”).

Money Market Mutual Funds.  The Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

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Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Money Market Obligations.  When Credit Suisse believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in money market instruments.  Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. the (“S&P”) or Prime-2 by Moody’s Investor’s Service, Inc. (“Moody’s) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

Investment in Other Investment Companies.  The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Portfolio’s total assets and (c) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities.  As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company’s expenses, including management fees, and will remain subject to payment of the Portfolio’s administration fees and other expenses with respect to assets so invested.

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Securities Lending.  The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees (the “Board”). These loans, if and when made, may not exceed 33 1/3% of the Portfolio’s total assets (including the loan collateral) taken at value.  The Portfolio will have the right to call such loans and obtain the securities loaned at any time on five days’ notice.  Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved.  From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Income received could be used to pay the Portfolio’s expenses and would increase an investor’s total return.  The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.  Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.  Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

The Trust and Credit Suisse have obtained an order of exemption (the “Order”) from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Portfolio, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse (“Investment Funds”).  The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by Credit Suisse or any of its affiliates.  These conditions include percentage limitations on the amount of the Portfolio’s assets that may be invested in the Investment Funds, restrictions on the Investment Funds’ ability to collect sales

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charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund’s and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.  Prior to March 24, 2004, Credit Suisse Securities (USA) LLC, an affiliate of Credit Suisse, served as the Portfolio’s securities lending agent.  Effective March 24, 2004, State Street Bank and Trust Company (“State Street”), the Portfolio’s co-administrator and custodian, has been engaged to act as the Portfolio’s securities lending agent.  State Street is not an affiliate of Credit Suisse.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.  The Portfolio may purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  The Portfolio may use up to 20% of its total assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery.  The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.  The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.  When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.

The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

Short Sales.  The Portfolio may seek to realize additional gains through short sales.  In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities.  To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Portfolio will make a profit or incur a loss as a result of a short sale, depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed

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securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

The current market value of securities sold short (excluding short sales “against the box”) will not exceed 10% of the Portfolio’s net assets.

Short Sales “Against the Box.”  The Portfolio may enter into short sales “against the box.”  No more than 10% of the Portfolio’s net assets (taken at current value) may be held as collateral for such sales at any one time.  While a short sale is made by selling a security the Portfolio does not own, a short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  If the Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio’s custodian or qualified sub-custodian.  While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Portfolio’s long position.

The Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Portfolio effects a short sale at a time when it has an unrealized gain on securities that are the same or substantially identical to those sold short, it may be required to recognize that gain as if it had actually sold the appreciated securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

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Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Portfolio may also enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Dollar roll transactions involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has agreed to purchase.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Warrants.  The Portfolio may invest up to 10% of its net assets in warrants.  Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.  The Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.  This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.  This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the

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underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

Illiquid Securities.  The Portfolio may invest in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and certain Rule 144A Securities (as defined below).  The Portfolio may invest up to 15% of its net assets in such securities.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Portfolio’s investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these

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securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act, adopted by the SEC, allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Borrowing.  The Portfolio may borrow for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  The Portfolio may borrow up to 33-1/3% of its total assets.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio’s total assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  The Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Unseasoned Issuers.  Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years (“unseasoned issuers”), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.  In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.  Because such companies normally have fewer shares

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outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.  Under normal market conditions, the Portfolio may invest up to 10% of its net assets in unseasoned issuers.

“Special Situation” Companies.  The Portfolio may invest in “special situation” companies. “Special situation” companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in “special situations” offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

Real Estate Investment Trusts.  The Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

INVESTMENT RESTRICTIONS

Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (“Fundamental Restrictions”).  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  If a percentage restriction (other than the percentage limitations set forth in Investment Limitation No. 1 below for the Portfolio) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets

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resulting from a change in the values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 8 below are Fundamental Restrictions.  The investment limitations numbered through 15 below may be changed by a vote of the Board at any time.

The Portfolio may not:

1.        Borrow money, except that the Portfolio may (a) borrow from banks and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 33 1/3% of the value of the Portfolio’s total assets at the time of such borrowing.  For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing;

2.        Issue any senior securities, except as permitted under the 1940 Act;

3.        Act as an underwriter of securities within the meaning of the Securities Act, except insofar as (a) it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and (b) the sale of securities in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting;

4.        Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

5.        Purchase or sell commodities or commodity contracts, except that the Portfolio may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and may purchase and sell stock index and currency options, futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis;

6.        Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction (i) the acquisition of bonds, debentures or other debt instruments or fixed-income securities or interests therein and investment in government obligations, Loan Participations and Assignments and other structured securities, short-term commercial paper, certificates of deposit and bankers’ acceptances; and (ii) the purchase of restricted or illiquid securities shall not be deemed to be the making of a loan;

7.        Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their

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authorities, agencies, instrumentalities or political subdivisions, or in municipal bonds (including industrial development bonds) and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

8.        Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer or (b) the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that these percentage limitations do not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio’s total assets may be invested without regard to these percentage limitations.

In addition to the fundamental investment limitations specified above, the Portfolio may not:

9.        Make investments for the purpose of exercising control or management, but investments by the Portfolio in controlled investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

10.      Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and sales of securities, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts and transactions in currencies;

11.      Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act;

12.      Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options, purchase of securities on a “when-issued,” forward commitment or delayed-delivery basis, collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and hedging transactions in general and short sales “against the box”;

13.      Invest more than 15% of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations;

14.      Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio’s net assets; and

15.      Make additional investments (including roll-overs) if the Portfolio’s borrowings exceed 5% of its net assets.

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For purposes of Investment Limitation No. 12, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Portfolio in valuing its assets.

Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

Prices for debt securities supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of

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valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Portfolio).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Portfolio).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Portfolio).

Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio’s net asset value is not calculated.  As a result, calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Portfolio’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked prices, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers,

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although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select specific portfolio investments and effect transactions for the Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The value of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.

For the fiscal year ended December 31, 2006, $1,299 of total brokerage commissions was paid by the Portfolio to brokers and dealers who provided research services.  Such brokers and dealers effected $1,890,834 in transactions for the Portfolio.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research programs.

The following table details amounts paid by the Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended December 31.

Portfolio	Year	Commissions
Blue Chip Portfolio	2006	$15,914
	2005	$20,760
	2004	$14,724

All orders for transactions in securities or options on behalf of the Portfolio are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and affiliates of Credit Suisse Group.  The Portfolio may utilize CSAMSI, the Portfolio’s distributor and an affiliate of Credit Suisse, or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

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Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount in a manner which Credit Suisse believes to be equitable to each client, including the Portfolio.  In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for the Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI, Credit Suisse Securities (USA) LLC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.  In addition, the Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Portfolio may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value
Citigroup	$289,640
Goldman Sachs Group, Inc.	$139,545
JPMorgan Chase & Co.	$193,200
Lehman Brothers Holdings, Inc.	$85,932
Merrill Lynch & Company, Inc.	$130,340

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Name of Security	Aggregate Value
Morgan Stanley	$138,431
State Street Bank and Trust Company	$246,000

PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.  The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Portfolio’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.

For the fiscal years ended December 31, 2005 and 2006, the Portfolio’s turnover rates were 114% and 131%, respectively.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts.  The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  The Board approves all significant agreements between the Trust on behalf of the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio’s investment adviser, custodian and transfer agent.

The names and birth dates of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Trustee
Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers)

(1)                                  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Trustee
Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	30	Director of Carlisle Companies Incorporated (diversified manufacturing company)

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	37

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

Interested Trustee

Michael E. Kenneally(2) c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003	30	None

(1)                                  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2)                                  Mr. Kenneally is a trustee who is an “interested person” of the Trust, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert(3) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007

Executive Vice Chairman and Head of Asset Management for the Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessors since 1984; Officer of other Credit Suisse Funds

Emidio Morizio c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004

Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Vice President and Director of Compliance of Forstmann—Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Vice President and Secretary Chief Legal Officer	Since 2004 Since 2006

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

(3)                                  Effective January 1, 2007, Keith M. Schappert was appointed as Chief Executive Officer and President of the Trust.  Mr. Steven B. Plump, who previously held these positions, resigned effective December 31, 2006.

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OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX

As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*,(4)
Independent Trustee
Enrique R. Arzac	A	E
Richard H. Francis	A	E
Jeffrey E. Garten	A	D
Peter F. Krogh	A	E
Steven N. Rappaport	A	E

Interested Trustee
Michael E. Kenneally	A	E

Committees and Meetings of Trustees.  No employee of Credit Suisse, CSAMSI, State Street Bank and Trust Company (“State Street”), the Trust’s co-administrator, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust.  Effective January 1, 2007, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,450 per Portfolio and $175 per Portfolio for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman receives an additional annual fee of $25,000.  Each member of the Audit Committee receives $175 per portfolio for each meeting and the chairman of the Audit Committee receives an additional annual fee of $7,500.

Prior to January 1, 2007, each Trustee who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee

*	Key to Dollar Ranges:

	A.	None
	B.	$1 - $10,000
	C.	$10,000 - $50,000
	D.	$50,000 - $100,000
	E.	Over $100,000

(4)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

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of $1,000 and $300 for each meeting of the Board attended by him for his services as Trustee, and each member of the Audit Committee received a meeting fee of $300 per fund, and the chairman of the Audit Committee received an additional annual fee of $250 per fund, for serving on the Audit Committee.  The Independent Chairman received an annual fee of $1,000 per fund.

The chart below shows the compensation received by each Trustee from the Portfolio and from all investment companies in the Fund Complex during the Trust’s fiscal year ended December 31, 2006.

Name of Trustee	Compensation Received from Portfolio	Total Compensation from All Investment Companies in the Fund Complex	Total Number of Funds for Which Trustee Serves within the Fund Complex
Enrique Arzac	$448	$181,571	37
Richard H. Francis	$419	$90,400	31
Jeffrey E. Garten	$386	$69,100	30
Peter F. Krogh	$419	$78,400	30
James S. Pasman, Jr.(1)	$75	$17,319	N/A
Steven N. Rappaport	$531	$186,733	37
Interested Trustee
Michael E. Kenneally(2)	$193	$45,500	30

(1) Mr. Pasman retired from the Board effective February 16, 2006.

(2) Mr. Kenneally became eligible to be compensated by the Trust beginning with the first Board meeting of 2006.

Mr. Rappaport has informed the Portfolio that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Credit Suisse Group entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

The Trust’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee are all the Trustees who are

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not “interested persons” of the Trust and the Portfolios as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Trust’s financial statements, the independent auditor’s qualifications and independence, the Trust’s compliance with legal and regulatory requirements and the performance of the Trust’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Trust’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Trust’s financial statements, the quality and objectivity of the Trust’s financial statements, the Trust’s accounting and financial reporting policies and its internal controls; (d) determine the selection, appointment, retention and termination of the Trust’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Trust and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met three times during the fiscal year ended December 31, 2006.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met three times during the fiscal year ended December 31, 2006.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Trust’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the 1934 Act.  If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust’s proxy statement, should be made no later than the 120th calendar day before the date the Trust’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

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As of April 2, 2007, Trustees and officers as a group owned of record less than 1% of each Portfolio’s outstanding shares.

Proxy Voting Policy.  The Portfolio has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI.  The Portfolio files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Portfolio’s Form N-PX is available (1) without charge and upon request by calling the Portfolio toll-free at 1-800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings.  The Board has adopted policies and procedures governing the disclosure of information regarding portfolio holdings of the Portfolio.  As a general matter, it is the Portfolio’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Portfolio’s policies apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

The Portfolio’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Trust’s policies and procedures when the disclosure of such information is considered by the Portfolio’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between the Portfolio, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Trust’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that a Trust officer is unable to resolve such conflict, the matter will be referred to the Trust’s Audit Committee for resolution.

The Portfolio’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Trust’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither the Portfolio, the Adviser, officers of the Trust nor employees of the Portfolio’s service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as each Portfolio’s co-administrator/accounting agent.

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Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Trust, Credit Suisse and CSAMSI.  The Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Portfolio and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of April 1, 2007, of those parties with which Credit Suisse, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before Dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of each Portfolio’s ongoing operations to: the Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Trust; Drinker Biddle & Reath LLP, counsel to the Trust’s Independent Trustees; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

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On an ongoing basis, the Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before Dissemination

Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day of following month

The Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of the Portfolio, the Adviser and CSAMSI, as the co-administrator of the Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Portfolio’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement.  Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between the Portfolio and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Board of Trustees or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.

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Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Portfolio bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Portfolio.  General expenses of the Portfolio not readily identifiable as belonging to the Portfolio are allocated among all Portfolios by or under the direction of the Trust’s Board of Trustees in such manner as the Board determines to be fair and accurate.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Portfolio or to shareholders of the Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Portfolio or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided by Credit Suisse, the Portfolio pays Credit Suisse a fee calculated daily and paid monthly at the annual rate of 0.50% of the Portfolio’s average daily net assets:

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For the fiscal years ended December 31, 2006, 2005 and 2004, respectively, investment advisory fees earned or accrued by Credit Suisse from the Portfolio, and fees voluntarily waived by Credit Suisse with respect to the Portfolio, were as follows:

Fees Earned or Accrued for the Fiscal Year Ended December 31, 2006	Fees Waived for the Fiscal Year Ended December 31, 2006	Fees Earned or Accrued for the Fiscal Year Ended December 31, 2005	Fees Waived for the Fiscal Year Ended December 31, 2005	Fees Earned or Accrued for the Fiscal Year Ended December 31, 2004	Fees Waived for the Fiscal Year Ended December 31, 2004

$ 55,091	$55,091	$78,822	$61,177	$105,106	$69,428

Portfolio Managers’ Compensation.  Credit Suisse’s compensation to the portfolio managers of the Portfolio includes both a fixed base salary component and a bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, teamwork, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Potential Conflict of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best

39

execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Strategies Group, which manages the Portfolio, also manage the long-short market neutral proprietary account (the “Long-Short Account”).  There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Portfolio.  The Long-Short Account and the Portfolio are expected to hold inconsistent positions.  The Portfolio seeks long-term capital appreciation by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index.  The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the Portfolio.  The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the Portfolio.  Moreover, if the Long-Short Account is covering short positions on a particular security and the Portfolio purchases long positions on such security, this could adversely affect the Long-Short Account’s price for covering such short positions.  Although the portfolio management approach of both the Long-Short Account and the Portfolio is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers.  Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

Portfolio Managers’ Ownership of Securities.  As reported to the Trust, the information in the following table reflects beneficial ownership by the portfolio managers of certain securities as of December 31, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolio * (1)

Joseph Cherian	E

William Weng	A

Todd Jablonski	A

*	Key to Dollar Ranges

A	None
B	$1 - $10,000
C	$10,001 – 50,000
D	$50,001 - $100,000
E	Over $100,000

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.  As reported to the Trust, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2006.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Blue Chip Portfolio:
Joseph Cherian	14	$2,281,482,177	0	N/A	5	$652,162,802
William Weng	14	$2,281,482,177	0	N/A	2	$512,902,004
Todd Jablonski	14	$2,281,482,177	0	N/A	2	$512,902,004

No advisory fee is paid based on performance for any of the accounts listed above.

Administration Agreements.  CSAMSI and State Street serve as co-administrators to the Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

CSAMSI has served as co-administrator to the Portfolio since its inception.  For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, effective December 1, 2006, the Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the Portfolio’s average daily net assets.

Co-Administration Fees. Co-administration fees paid to CSAMSI for the fiscal years ended December 31 were as follows:

	2004	2005	2006

Blue Chip	$14,014	$13,024	$10,927

For the services provided by State Street under the State Street Co-Administration Agreement, effective January 1. 2007, the Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, subject to an annual minimum fee exclusive of out-of-pocket expenses.  The Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund Complex at the time of calculation.  For the fiscal year ended December 31, 2006, the Blue Chip Portfolio paid State Street fees under the State Street Co-Administration Agreement of $25,964, including out-of-pocket expenses.

The Trust, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Credit Suisse Code”), which permits personnel covered by the Credit Suisse Code (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Portfolios.  The Credit Suisse Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all

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Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Codes at least annually and may impose sanctions for violations of the Codes.

State Street acts as the custodian for the Portfolio and also acts as the custodian for the Portfolio’s foreign securities pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities held by it and (e) makes periodic reports to the Trust’s Board concerning the Portfolio’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolio and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolio.  For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Trust.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Distributor.  CSAMSI serves as distributor of the Portfolio’s shares.  CSAMSI offers the Portfolio’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10017.  CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Appendix B lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of the date of this SAI.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified

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minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

Shareholder Servicing.  The Trust has authorized certain insurance companies (“Service Organizations”) or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Trust in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if the Portfolio’s shares are purchased directly from the Trust.

For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates pay Service Organizations a standard fee of .20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolio (the “Service Fee”).  Appendix B lists certain Service Organizations with whom Credit Suisse or its affiliates have special fee arrangements as of the date of this SAI.  Credit Suisse and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Service Organizations may also be paid additional amounts related to marketing costs.  Service Fees may be paid on a one-time or ongoing basis.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust.  The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust.  The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.  Shares of nine series have been authorized, two of which constitute the interests in the Portfolios.  The Commodity Return Strategy, Emerging Markets, Large Cap Value, International Focus, Global Small Cap, Small Cap Core I and Mid-Cap Core Portfolios of the Trust, respectively, are described in separate Prospectuses and SAIs.  The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

Effective May 1, 2001, the Trust was renamed Credit Suisse Warburg Pincus Trust.  On December 12, 2001, the Trust changed its name to Credit Suisse Trust.

When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held.  Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders.  Shareholders of record of no less than two-thirds of

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the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.  Under current law, a participating insurance company (“Participating Insurance Company”) is required to request voting instructions from the owners of separate account variable contracts (“Variable Contracts”) and must vote all Trust shares held in the separate account in proportion to the voting instructions received.  Tax-qualified pension and retirement plans (“Plans”) may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents.  For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Declaration of Trust provides for indemnification from the Portfolio’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio.  The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees.  Shares are transferable but have no preemptive, conversion or subscription rights.

The Trust’s charter authorizes the Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind. The Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

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The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Massachusetts law. The Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.  The offering price of the Portfolio’s shares is equal to its net asset value per share.

Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax generally affecting the Portfolio and its shareholders.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Portfolio.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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The Portfolio

The Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year.  To so qualify, the Portfolio must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the outstanding voting securities are held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

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If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of failure to qualify, the Portfolio’s distribution to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income.  If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.  Further, if the Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gain inside such Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts that are offered in connection with such separate accounts.  If a segregated asset account should fail to comply with the diversification requirements, contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the Separate Account were to become adequately diversified.  The Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts.  To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  Generally, all securities of the same issuer are treated as a single investment.  For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers.

In certain circumstances, each segregated asset account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h).  An alternative asset diversification test may be satisfied under certain circumstances.  Under certain circumstances, failure to satisfy the diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did

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not satisfy the diversification requirements.  Failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts.

As noted above, the Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the segregated asset accounts may fail to comply with applicable Treasury requirements regarding investor control.  If a segregated asset account should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the Portfolio shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolio.

The Portfolio’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

The Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

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Foreign Investments.  Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The foreign taxes paid by the Portfolio will reduce its return from investments in the Portfolio.

Passive Foreign Investment Companies.  If the Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS.  By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Portfolio were to elect otherwise.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contracts and Plans

Because shares of the Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current

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taxation if left to accumulate within the Variable Contracts or Plans.  For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP (“PwC”) with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as independent registered public accounting firm for the Trust.  The financial statements that are incorporated by reference into this SAI have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for Credit Suisse and CSAMSI.

FINANCIAL STATEMENTS

The Trust will furnish without charge a copy of the Portfolio’s Annual Report upon request by calling the Trust at 1-800-222-8977.

MISCELLANEOUS

As of April 2, 2007, the following person owned of record 5% or more of the Portfolio’s outstanding shares:

PORTFOLIO	NAME AND ADDRESS	PERCENT OWNED AS OF APRIL 2, 2007
Blue Chip Portfolio	Fidelity Investment Institutional Operations CNT as Agent for Certain Employee Benefit Plans* 100 Magellan Way Covington, KY 41015-1999	97.30%

*                    The Portfolio believes that this entity is not the beneficial owners of shares held of record by it.

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APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the

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Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

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Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

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Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition

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already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

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Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.

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Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

A-8

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

A-9

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

A-10

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

A-11

Appendix B

Fee arrangement for the Sale of Shares of the Credit Suisse Trust

Name of Service Organization	Fee Arrangement (as a percentage of the portfolio’s average net assets)

AIG Life Bermuda Ltd.	0.25%

AIG Life Insurance Co	0.25%

Allmerica Financial Life Ins.	0.25%

Riversource Life Insurance Co. of New York

.045% for the Global Small Cap, Mid-Cap Core and Small Cap Core I Portfolios; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

American General Life Ins. Co.	0.25%

American Life Insurance Co. of NY	0.25%

Empire Fidelity Inv. Corp.	0.35%

Fed Kemper Life Assurance Co.	0.20% up to $200 million in assets; 0.25% if assets exceed $200 million

Fidelity Invest. Life Ins. Co.	0.35%

First Allmerica Fin. Life Ins.	0.25%

General American Life Ins Co	0.25%

Horace Mann Life Ins. Co.	0.30%

Riversource Life Insurance Company

.045% for the Global Small Cap, Mid-Cap Core and Small Cap Core I Portfolios; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

Jefferson National Life Insurance	0.25%

B-1

Kemper Investors Life Ins. Co.	0.25%; 0.50% of the average combined daily net assets of all the shares held in the account attributable solely to certain contract

Metropolitan Life Ins Co - DCG	0.25%

Midland National Life Insurance Co.	0.45%

Minnesota Life Ins Company	0.35%

Nationwide Financial Services Inc

Depending on corresponding Nationwide contracts and/or variable accounts, for certain portfolios: 0.35% of the assets; for other portfolios: 0% if the assets held in the portfolios are below $50 million; 0.15% if the assets held in the portfolios are between $50 million to $1 billion; and 0.20% if the assets held in the portfolios are over $1 billion

Pruco Life Insurance Co	0.30%

Pruco Life Of New Jersey	0.30%

Prudential Insurance Co. of America	0.20%

Sun Life of Canada (U.S.)	0.35% for all Trust Portfolios except for Small Cap Core I Portfolio which is paid at a rate of 0.25%

The Manufacturers Insurance Company	0.50%

TIAA-Cref Life Insurance Company	0.25%

Travelers Insurance Co.	0.35%

Travelers Life and Annuity Co	0.35%

United Investors Life	0.25% when average net asset value exceeds $200 million; 0.20% when average aggregate of investments drops below $200 million

United Life & Annuity Ins. Co.	0.25%

US Life Ins. Co. in City of NY	0.25%

B-2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

CREDIT SUISSE TRUST

Emerging Markets Portfolio

Large Cap Value Portfolio

International Focus Portfolio

Global Small Cap Portfolio

Small Cap Core I Portfolio

Mid-Cap Core Portfolio

This combined Statement of Additional Information provides information about Credit Suisse Trust (the “Trust”), relating to the Emerging Markets, Large Cap Value, International Focus, Global Small Cap, Small Cap Core I and Mid-Cap Core Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) that supplements information contained in the Prospectus for each Portfolio (each, a “Prospectus,” and collectively, the “Prospectuses”), dated May 1, 2007.

Each Portfolio’s audited Annual Report dated December 31, 2006, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus, and no investment in shares of the Portfolios should be made solely upon the information contained herein.  Copies of the Trust’s Prospectuses, Annual Report and information regarding each Portfolio’s current performance may be obtained free of charge by writing or telephoning:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030
1-800-222-8977

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Below Investment Grade Securities	20
Convertible Securities	22
Structured Securities	22
Mortgage-Backed Securities	22
Asset-Backed Securities	23
Loan Participations and Assignments	24
Structured Notes, Bonds or Debentures	24
Stand-By Commitments (Emerging Markets Portfolio Only)	25
Temporary Defensive Strategies	26
Securities of Other Investment Companies	26
Lending of Portfolio Securities	26
When-Issued Securities and Delayed-Delivery Transactions	27
Short Sales	27
Short Sales “Against the Box”	28
Reverse Repurchase Agreements and Dollar Rolls	29
Warrants	29
Non-Publicly Traded and Illiquid Securities	30
Rule 144A Securities	31
Borrowing	31
Small Capitalization and Emerging Growth Companies; Unseasoned Issuers	31
“Special Situation” Companies	32
General	32
REITs	32
INVESTMENT RESTRICTIONS	33
PORTFOLIO VALUATION	34
PORTFOLIO TRANSACTIONS	36
PORTFOLIO TURNOVER	40
MANAGEMENT OF THE TRUST	40
Officers and Board of Trustees	40
Ownership In Securities Of The Trust And Trust Complex	45
Committees and Meetings of Trustees	46
Trustees’ Compensation	49
Proxy Voting Policy	49
Disclosure of Portfolio Holdings	50
Investment Advisers and Co-Administrators	52
Sub-Advisory Agreements	54
Portfolio Managers	57
POTENTIAL CONFLICTS OF INTEREST	59
Portfolio Managers’ Ownership of Securities	60
Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed	61
Co-Administration Agreements	63
Code of Ethics	64
Custodian and Transfer Agent	64
Distribution and Shareholder Servicing	65

ii

Organization of the Trust	66
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	67
ADDITIONAL INFORMATION CONCERNING TAXES	68
The Portfolios	68
Special Tax Considerations	71
Foreign Investments	72
Passive Foreign Investment Companies	72
Other Taxes	73
Variable Contracts and Plans	73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	74
FINANCIAL STATEMENTS	74
MISCELLANEOUS	74
APPENDIX A - PROXY VOTING POLICY	A-1
APPENDIX B - DESCRIPTION OF RATINGS	B-1
APPENDIX C - FEE ARRANGEMENT FOR THE SALE OF SHARES OF THE CREDIT SUISSE TRUST	C-1

iii

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the descriptions of each Portfolio’s investment objective and policies in the Prospectuses.  There are no assurances that the Portfolios will achieve their investment objectives.

The investment objective of the Emerging Markets Portfolio is long-term growth of capital.  The Emerging Markets Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets.

The investment objective of the Global Small Cap Portfolio is long-term growth of capital.  The Global Small Cap Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from a broad range of countries, including the U.S.

The investment objectives of the Large Cap Value Portfolio are long-term growth of capital and income.  The Large Cap Value Portfolio, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations.  The Large Cap Value Portfolio considers a large company to be one that is represented in the Russell 1000 Value Index or has similar attributes and capitalizations to companies in the Russell 1000 Index.

The investment objective of the International Focus Portfolio is long-term capital appreciation.  The International Focus Portfolio will invest, under normal market conditions, in equity securities of approximately 60 to 85 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

The investment objective of the Mid-Cap Core Portfolio is maximum capital appreciation.  The Mid-Cap Core Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of “mid-cap” companies.  The portfolio considers a “mid-cap” company to be one that is represented in the Standard & Poor’s MidCap 400 Index or has similar attributes and capitalizations to companies in that index.

The investment objective of the Small Cap Core I Portfolio is capital growth.  The Small Cap Core I Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.  The Small Cap Core I Portfolio considers a “small” company to be one who is represented in the Standard & Poor’s SmallCap 600 Index or a company with similar attributes and capitalizations to the companies in that index.

Each Portfolio’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

These percentage requirements will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below.

General Investment Strategies

Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  The Portfolios do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions

Subject to the limitations described above, up to 25% of a Portfolio’s assets may be at risk in connection with the strategies described below.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid and in the case of writing options, the value of the underlying obligation.

Hedging Generally.  Each Portfolio may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Portfolio’s assets.

In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of a Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect a Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also

2

may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”) still may not result in a successful hedging transaction.

Each Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolios of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio’s performance.

To the extent that a Portfolio engages in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolios are also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options on Securities and Securities Indices and Currency Exchange Transactions

Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return.  Each Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  A Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an

3

option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When a Portfolio writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, a Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  Each Portfolio may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline

4

moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, each Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where a Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of a Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of

5

orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, a Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolios, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Portfolios and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolios will be able to purchase on a particular security.

Securities Index Options.  Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock Exchange (the “NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.  Each Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are

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properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by a Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to a Portfolio.  Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair each Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Exchange Transactions.  The value in U.S. dollars of each Portfolio’s assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  Each Portfolio may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

Each Portfolio may also enter into forward currency contracts with respect to specific transactions.  For example, when a Portfolio anticipates the receipt in a foreign currency

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of interest payments on a security that it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Portfolio may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio.  To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions.)

Currency Options.  Each Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  Each Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which a Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be

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acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to a Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Futures Activities

Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” will not exceed 5% of a Portfolio’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.  Each Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Portfolio’s policies.  Each Portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S.

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currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by a Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if a Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  A Portfolio will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although each Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Options on Futures Contracts.  Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter

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into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

Swaps.  (Emerging Markets and International Focus Portfolios)  The Emerging Markets and International Focus Portfolios may enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers.  A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock.  A Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.  The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, unavailable for direct investment or available only on less attractive terms.  Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Swaps do not involve the delivery of securities, other underlying assets or

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principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make.  If the counterparty to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive.  Where swaps are entered into for good faith hedging purposes, Credit Suisse believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.  Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps.  Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”) with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Foreign Investments.  The Emerging Markets, International Focus and Global Small Cap Portfolios will invest in foreign securities, and the Large Cap Value, Small Cap Core I and Mid-Cap Core Portfolios may invest in foreign securities in amounts up to 20%, 10% and 10% of their total assets, respectively.  As a result, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition

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to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  In addition, foreign investments by the Portfolios are subject to the risk that natural disasters (such as an earthquake) will weaken a country’s economy and cause investments in that country to lose money.  Natural disaster risks are, of course, not limited to foreign investments and may apply to a Portfolio’s domestic investments as well.  A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio’s investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio’s assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Exchange Transactions” and “Futures Activities” above.

Information.  The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

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Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased illiquidity.

Increased Expenses.  The operating expenses of the International Focus and Emerging Markets Portfolios (and, to the extent they invest in foreign securities, the Large Cap Value, Global Small Cap and Small Cap Core I Portfolios) can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Privatizations.  Each Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.  The International Focus and Emerging Markets Portfolios may invest to a significant extent in privatizations.

Foreign Debt Securities.  (Not applicable to the Large Cap Value, Mid-Cap Core and Small Cap Core I Portfolios)  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities

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owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Sovereign Debt.  (Not applicable to the Large Cap Value, Mid-Cap Core and Small Cap Core I Portfolios)  Investments in sovereign debt involve special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default.  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore somewhat limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk.  Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service (“Moody’s”) and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”).  Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.  Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated “D” by S&P or “C” by Moody’s.  A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s portfolio and calculating its net asset value.

Brady Bonds.  (Not applicable to the Large Cap Value, Mid-Cap Core and Small Cap Core I Portfolios)  Some Portfolios may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.  Brady Bonds have been issued only recently and therefore do not have a long payment history.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.  The International Focus and Emerging Markets Portfolios may invest to a significant extent in Brady Bonds.

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Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components:  the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Depository Receipts.  The assets of each Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts (“GDRs”), are issued outside the United States.  EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  The Portfolios that may invest outside the United States may invest in securities of issuers located in less developed countries considered to be “emerging markets.”  The Emerging Markets Portfolio, the Global Small Cap Portfolio and the International Focus Portfolio may invest in securities of issuers located in emerging markets to a significant extent.  Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to

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relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Japanese Investments.  Because the International Focus Portfolio may from time to time have large positions in Japanese securities and the Global Small Cap Portfolio may also invest in Japanese securities, these Portfolios may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Portfolios should consider include the following:

Generally.  The Japanese economy languished for much of the 1990’s.  Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan’s economic problems.  Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.  Strains in the financial system have also been one of the major causes of Japan’s economic weakness.  The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities.  The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors).  While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

Japan’s economy is a market economy in which industry and commerce are predominantly privately owned and operated.  However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Portfolios invest.  Changes in government policies cannot be predicted.

Currency Fluctuation.  Investments by a Portfolio in Japanese securities will be denominated in yen and most income received by these Portfolios from such investments will be in yen.  However, each Portfolio’s net asset value will be reported, and distributions will be made, in U.S. dollars.  Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Portfolio’s Japanese investments.  The yen has had a history of unpredictable and volatile movements against the dollar.  The Portfolios are not required to hedge against declines in the value of the yen.

Securities Markets.  The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued.  The Japanese securities markets are less regulated than those in the

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United States and, at times, have been very volatile.  Evidence has emerged from time to time of distortion of market prices to serve political or other purposes.  Shareholders’ rights are also not always enforced to the same extent as in the United States.  Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

Foreign Trade.  Much of Japan’s economy is dependent upon international trade.  The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics.  Consequently, Japan’s economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S.  It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and long term.

Natural Resource Dependency.  An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals.  Accordingly, Japan’s industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices.  In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Energy.  Japan has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels.  In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption.  However, there is no guarantee this favorable trend will continue.

Natural Disasters.  The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia.  Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist.  The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Portfolios’ investments, cannot be predicted.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the

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right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) bonds).

Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Each Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Money Market Obligations.  Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and, in the case of the Emerging Markets, International Focus, Global Small Cap and Small Cap Core I Portfolios, medium-term (five years or less remaining to maturity) money market obligations.  Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

Repurchase Agreements.  Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and

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non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Money Market Mutual Funds.  A Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Debt Securities. (Not applicable to the Large Cap Value, Mid-Cap Core and Small Cap Core I Portfolios)  Some Portfolios may invest up to 20% of its net assets in debt securities (other than money market obligations).  Any percentage limitation on a Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities.  A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix B to this Statement of Additional Information.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating.  Subsequent to a security’s purchase by a Portfolio, it may cease to be rated or it may be downgraded.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether a Portfolio should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

A security will be deemed to be investment grade if it is rated within the four highest grades by Moody’s or S&P or, if unrated, is determined to be of comparable quality by Credit Suisse.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics.  This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  Investors should be aware that ratings are relative and not absolute standards of quality.

Below Investment Grade Securities.  The Emerging Markets Portfolio may invest up to 20% of its net assets in below investment grade debt securities.  Within the 20% of net

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assets limitation on investment in debt securities, the International Focus and Global Small Cap Portfolios each may invest up to 5% of its assets in below investment grade debt securities.

Below investment grade debt securities may be rated as low as C by Moody’s or D by S&P, or be deemed by Credit Suisse to be of equivalent quality.  Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  A security rated D by S&P is in default or is expected to default upon maturity or payment date.  Below investment grade securities (commonly referred to as “junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities.  In addition, these securities generally present a higher degree of credit risk.  The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

An economic recession could severely disrupt the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

The market value of below investment grade securities is also more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the Portfolio’s net asset value.  A Portfolio will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, in addition to relying on ratings assigned by S&P and Moody’s, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Interest rate trends and specific developments which may affect individual issuers will also be analyzed.  Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether a Portfolio should continue to hold the securities.  A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal

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or interest on its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Convertible Securities.  Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and also fluctuates in relation to the underlying common stock.  Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Structured Securities.  (Not applicable to the Large Cap Value, Mid-Cap Core and Small Cap Core I Portfolios)  Some Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  Each Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises (including those issued by GNMA, FNMA, and FHLMC) and non-government issued mortgage-backed securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of fees.  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.  Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.  Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for

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the pool.  At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s yield.  In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the service of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association.  Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.  In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein.  Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% of more of a Portfolio’s net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some

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cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.  A Portfolio may purchase asset-backed securities that are unrated.

Loan Participations and Assignments.  Each Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of a Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio’s having a contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse to be creditworthy.

When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing its portfolio and calculating its net asset value.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable

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upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Stand-By Commitments (Emerging Markets Portfolio Only).  The Emerging Markets Portfolio may acquire “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price.  The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Portfolio may also be referred to as “put” options.  A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.

The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio’s portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation of the underlying securities.  Stand-by commitments acquired by the Portfolio would be valued at zero in determining net

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asset value.  Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

Temporary Defensive Strategies.  When Credit Suisse believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

Securities of Other Investment Companies.  Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities.  As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company’s expenses, including management fees, and will remain subject to payment of the Portfolio’s administration fees and other expenses with respect to assets so invested.

Lending of Portfolio Securities.  A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Portfolio’s total assets (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved.  From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Income received could be used to pay a Portfolio’s expenses and would increase an investor’s total return.  Each Portfolio will adhere to the following conditions whenever its portfolio securities

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are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.

When-Issued Securities and Delayed-Delivery Transactions.  Each Portfolio may utilize up to 20% of its total assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  Each Portfolio engages in when-issued purchases and forward commitments in furtherance of its investment objectives.  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.  A Portfolio will not enter into a when-issued transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales.  Each portfolio may from time to time sell securities short.  A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities.  For Global Small Cap Portfolio, the current market

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value of the securities sold short (excluding short sales “against the box”) will not exceed 10% of a Portfolio’s total assets.  To deliver the securities to the buyer, a Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  A Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

Short Sales “Against the Box”.  Each Portfolio may enter into short sales “against the box.”  In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  The Portfolio may engage in a short sale if at the time of the short sale a Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.”  It may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.  If a Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio’s custodian or sub-custodian.  No more than 10% of a Portfolio’s net assets (taken at current value) may be held as collateral for such sales at any one time.

A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of cash proceeds of short sales.  See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Portfolio of effecting short sales against the box.

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Reverse Repurchase Agreements and Dollar Rolls.  Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by Credit Suisse) and “dollar rolls.”  Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to such Portfolio’s agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Each Portfolio also may enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Warrants.  Each Portfolio may invest up to 10% of net assets (15% of its total assets in the case of the Large Cap Value Portfolio) in warrants.  Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.  A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.  This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.  This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can

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result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities.  A Portfolio may not invest more than 15% of its net assets (10% in the case of Mid-Cap Core Portfolio) in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below).  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be

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less than those originally paid by a Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  A Portfolio’s investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Borrowing.  Each Portfolio may borrow up to 33⅓% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  Each Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.  Each Portfolio may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable.  The term “unseasoned” refers to issuers

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which, together with their predecessors, have been in operation for less than thee years.  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.  In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

“Special Situation” Companies.  “Special situation” companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in “special situations” offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

General.  The Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange.  Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

REITs.  Each Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the “Code”).  By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of

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failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

INVESTMENT RESTRICTIONS

The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio’s outstanding shares.  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  Investment limitations 9 through 14 may be changed by a vote of the Board at any time.  If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

A Portfolio may not:

1.             Borrow money, except to the extent permitted under the 1940 Act.

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

3.             For the Large Cap Value, International Focus and Global Small Cap Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio’s total assets may be invested without regard to this 5% limitation.

4.             Make loans, except through loans of portfolio securities, entry into repurchase agreements, acquisition of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

5.             Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

6.             Purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

7.             Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward

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commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

8.             Issue any senior security except as permitted in these investment limitations.

9.             Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.           Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

11.           Invest more than 15% (10% in the case of the Mid-Cap Core Portfolio) of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

12.           Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio’s net assets (in the case of the Large Cap Value Portfolio, 15% of the value of that Portfolio’s total assets).

13.           Make additional investments (including roll-overs) if the Portfolio’s borrowings exceed 5% of its net assets.

14.           For the Mid-Cap Core Portfolio, invest more than 10% of the value of the Portfolio’s total assets in time deposits maturing in more than seven calendar days.

PORTFOLIO VALUATION

The following is a description of the procedures used by each Portfolio in valuing its assets to calculate its NAV.

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such

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quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.  When fair value pricing is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.  Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to a Portfolio).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to a Portfolio).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to a Portfolio).

Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Portfolio calculates its net asset value, the Portfolio may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.

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Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Portfolio’s net asset value is not calculated.  As a result, calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying each Portfolio’s investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Portfolios.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Private Funds may be purchased directly from the issuer or may involve a broker or placement agent.  Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

Credit Suisse selects specific portfolio investments and effects transactions for each Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The value of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be

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higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur.  Further, Credit Suisse will receive only brokerage or research service in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  The table below provides, for the fiscal year ended December 31, 2006, the total brokerage commissions paid by the Portfolios to brokers and dealers who provided research services and the amount of transactions effected by such brokers and dealers for the Portfolios.

PORTFOLIO	BROKERAGE COMMISSIONS DIRECTED FOR RESEARCH	DOLLAR AMOUNT OF TRANSACTIONS
Emerging Markets	$102,162	$41,033,613
Large Cap Value	$26,487	$24,389,870
International Focus	$13,519	$8,910,385
Global Small Cap	$12,129	$6,542,369
Small Cap Core I	$239,363	$97,904,007
Mid-Cap Core	$6,010	$5,175,742

All orders for transactions in securities or options on behalf of a Portfolio are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), Credit Suisse Securities (USA) LLC and affiliates of Credit Suisse Group.  A Portfolio may utilize CSAMSI, the Portfolios’ distributor and an affiliate of Credit Suisse, or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as a Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Portfolios.  In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

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Transactions for the Portfolios may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  A Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

For the past three fiscal years ended December 31, the Portfolios paid brokerage commissions as follows:

PORTFOLIO	YEAR	COMMISSIONS
Emerging Markets	2004	$623,392
	2005	$656,075
	2006	$979,408

Large Cap Value	2004	$74,523
	2005	$106,893
	2006	$125,718

International Focus	2004	$318,353
	2005	$175,465
	2006	$130,751

Global Small Cap	2004	$343,630
	2005	$514,319
	2006	$400,030

Small Cap Core I	2004	$232,863
	2005	$2,899,020
	2006	$3,274,603

Mid-Cap Core	2004	$172,881
	2005	$107,216
	2006	$78,932

In no instance will portfolio securities be purchased from or sold to Credit Suisse, Credit Suisse Asset Management Limited (London) (“Credit Suisse U.K.”), Credit Suisse Asset Management Limited (Japan) (“Credit Suisse Japan”), Credit Suisse Asset Management Limited Australia (“Credit Suisse Australia”), CSAMSI or Credit Suisse Securities (USA) LLC, or any affiliated person of the foregoing entities except as permitted by the SEC exemptive order or by

38

applicable law.  In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

As of December 31, 2006, the Portfolios held the following securities of their regular brokers or dealers:

PORTFOLIO	NAME OF SECURITIES	AGGREGATE VALUE
Mid-Cap Core	State Street Bank and Trust Co. Euro Time Deposit	$748,000

Emerging Markets	State Street Bank and Trust Co. Euro Time Deposit	$11,462,000

Global Small Cap	State Street Bank and Trust Co. Euro Time Deposit	$3,051,000

International Focus	State Street Bank and Trust Co. Euro Time Deposit	$1,121,000

Large Cap Value	Bank of America Corp.	$1,920,438

	Citigroup, Inc.	$2,088,750

	Goldman Sachs Group, Inc.	$458,505

	JP Morgan Chase & Co.	$1,608,390

	Lehman Brothers Holdings, Inc.	$265,608

	Merrill Lynch & Company, Inc.	$763,420

	Morgan Stanley	$1,009,732

	State Street Bank and Trust Co. Euro Time Deposit	$305,000

	Wachovia Corp.	$410,040

Small Cap Core I	State Street Bank and Trust Co. Euro Time Deposit	$21,048,000

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PORTFOLIO TURNOVER

The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities.  A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Portfolios’ portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.  The table below details the portfolio turnover rates of each Portfolio for the following fiscal years ended December 31.

Portfolio	2005	2006
Emerging Markets	77%	80%
Large Cap Value	81%	143%
International Focus	47%	37%
Global Small Cap	75%	117%
Small Cap Core I	82%	208%*
Mid-Cap Core	95%	140%

*              The increase in the portfolio turnover rate from 2005 to 2006 was due to the change in the Portfolio’s investment strategy.

MANAGEMENT OF THE TRUST

Officers and Board of Trustees

The business and affairs of the Trust are managed by the Board in accordance with the laws of the Commonwealth of Massachusetts.  The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  Under the Trust’s Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more

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respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.  The Board may similarly classify or reclassify any class of the Trust’s shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

The names (and dates of birth) of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 4/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998(2)	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers)

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 2/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	30	Director of Carlisle Companies Incorporated (diversified manufacturing company)

Steven N. Rappaport Lehigh Court LLC 555 Madison Ave. 29th Floor New York, NY 10022 Date of Birth: 7/10/48	Chairman of the Board of Trustees; Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	37

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
Interested Trustee

Michael E. Kenneally(3) c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 3/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003	30	None

(1)                                  Each Trustee and Officer serves until his or her respective successor has been duly appointed and qualified.

(2)                                  Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998.  He resigned as Trustee on February 3, 2000 and was subsequently re-appointed on December 21, 2000.

(3)                                  Mr. Kenneally is a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert(1) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 1/14/51	Chief Executive Officer and President	Since 2007

Executive Vice President and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessors since 1984; Officer of other Credit Suisse Funds

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 9/21/66	Chief Compliance Officer	Since 2004

Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Vice President and Director of Compliance of Forstmann-Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Vice President, Secretary and Chief Legal Officer (since 2006)	Since 2004

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse or its predecessors since 1998; Officer of other Credit Suisse Funds

(4)                                  Effective January 1, 2007, Keith M. Schappert was appointed as Chief Executive Officer and President of the Trust.  Mr. Steven B. Plump, who previously held these positions, resigned effective December 31, 2006.

Ownership in Securities of the Trust and Trust Complex

As reported to the Trust, the information in the following table reflects the beneficial ownership by the Trustees of certain securities as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust*,(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*,(1)
Independent Trustees
Enrique R. Arzac	A	E
Richard H. Francis	A	E
Jeffrey E. Garten	A	D
Peter F. Krogh	A	E
Steven N. Rappaport	A	E

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Name of Trustee	Dollar Range of Equity Securities in the Trust*,(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*,(1)
Interested Trustee
Michael E. Kenneally	A	E

* Key to Dollar Ranges:

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.     Over $100,000

(1)          Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Committees and Meetings of Trustees

The Trust’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of each Portfolio’s financial statements, the independent registered public accounting firm’s qualifications and independence, each Portfolio’s compliance with legal and regulatory requirements and the performance of each Portfolio’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the each Portfolio’s annual proxy statement, if any; (c) oversees the scope of the annual audit of each Portfolio’s financial statements, the quality and objectivity of each Portfolio’s financial statements, each Portfolio’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of each Portfolio’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to each Portfolio and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between each Portfolio’s independent registered public accounting firm and the full Board.  The Audit Committee met three times during the fiscal year ended December 31, 2006.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such

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structure is operating effectively.  The Nominating Committee met three times during the fiscal year ended December 31, 2006.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Trust’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act.  If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust’s proxy statement, should be made no later than the 120th calendar day before the date the Trust’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

No employee of Credit Suisse, Credit Suisse’s affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company (“State Street”) and CSAMSI, the Trust’s co-administrators, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust.

Prior to January 1, 2006, Mr. Kenneally and each Trustee who is not a director, trustee, officer or employee of Credit Suisse, Credit Suisse’s affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates received an annual fee of $1,000 per portfolio and $300 for each meeting of the Board attended by him for his services as Trustee.  Each member of the Audit Committee received a meeting fee of $300 per fund and the chairman of the Audit Committee received an annual fee of $250 per fund for serving on the Audit Committee.  The Independent Chairman receives an annual fee of $1,000.

Effective January 1, 2007 each Director who is not an independent director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,450 per portfolio and $175 per portfolio for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman receives an additional annual fee of $25,000.  Each member of the Audit Committee receives $175 per portfolio for each meeting and the Chairman of the Audit Committee receives an additional annual fee of $7,500.

Mr. Rappaport has informed the Portfolios that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not

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including Credit Suisse).  He indicated that Loanet billed Credit Suisse Group entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively.  Prior to May 31, 2001 Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet.  Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001.  On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”).  Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001.  Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

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Trustees’ Compensation

(for the fiscal year ended December 31, 2006)

	Independent Trustees						Interested Trustee
	Enrique R. Arzac	Richard H. Francis	Jeffrey E. Garten	Peter F. Krogh	James S. Pasman, Jr.(1)	Steven N. Rappaport	Michael E. Kenneally(2)
Mid-Cap Core Portfolio	$448	$419	$386	$419	$75	$531	$193
Emerging Markets Portfolio	$448	$419	$386	$419	$75	$531	$193
Global Small Cap Portfolio	$448	$419	$386	$419	$75	$531	$193
International Focus Portfolio	$448	$419	$386	$419	$75	$531	$193
Large Cap Value Portfolio	$448	$419	$386	$419	$75	$531	$193
Small Cap Core I Portfolio	$448	$419	$386	$419	$75	$531	$193
Total Compensation from all Investment Companies in Credit Suisse Fund Complex	$181,571	$90,400	$69,100	$78,400	$17,319	$186,733	$45,500
Total Number of Funds for Which Trustee Serves within Fund Complex	37	31	30	30	—	37	30

(1)                                  Mr. Pasman retired from the Board effective February 16, 2006.

(2)                                  Mr. Kenneally became eligible to be compensated by each Portfolio beginning at the first Board meeting in 2006.

As of April 2, 2007, no Trustees or officers of the Trust owned more than 1% of the outstanding shares of the Portfolios.

Proxy Voting Policy

The Trust has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this Statement of Additional Information.  The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The

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Trust’s Form N-PX is available (1) without charge and upon request by calling the Trust toll-free at 800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

Each Portfolio’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is each Portfolio’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  Each Portfolio’s policies apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

Each Portfolio’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio’s policies and procedures when the disclosure of such information is considered by the Portfolio’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between a Portfolio, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that a Portfolio officer is unable to resolve such conflict, the matter will be referred to the Portfolio’s Audit Committee for resolution.

Each Portfolio’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither a Portfolio, the Adviser, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, each Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as each Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Portfolio, Credit Suisse and CSAMSI.  Each Portfolio’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of

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Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

Each Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

Each Portfolio and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of April 1, 2007, of those parties with which Credit Suisse, on behalf of each Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None
Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None
Interactive Data Corp. (pricing service)	Daily	None
Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of each Portfolio’s ongoing operations to: the Portfolio’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Portfolio’s Independent Trustees; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which a Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

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On an ongoing basis, each Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination
Lipper	Monthly	5th business day of following month
S&P	Monthly	2nd business day of following month
Thomson Financial/Vestek	Quarterly	5th business day of following month

Each Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of each Portfolio, the Adviser and CSAMSI, as the co-administrator of each Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Portfolio’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisers and Co-Administrators

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between each Portfolio and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of

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the Portfolio’s Board by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing each Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Portfolio and of the officers or Board of the Portfolio; and any extraordinary expenses.

General expenses of the Portfolios not readily identifiable as belonging to a particular Portfolio are allocated among all Credit Suisse Funds by or under the direction of the Trust’s Board of Trustees in such manner as the Board determines to be fair and accurate.

Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Portfolio or to shareholders of the Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

Each Portfolio or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided by Credit Suisse, each Portfolio pays Credit Suisse a fee calculated at an annual rate equal to a percentage of its average daily net assets, as follows:

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Portfolio	Rate of Advisory Fee
Mid-Cap Core	0.70%
Emerging Markets	1.20%*
Global Small Cap	1.25%
International Focus	1.00%
Large Cap Value	0.50%
Small Cap Core I	0.70%

* Effective October 1, 2006, the Emerging Markets Portfolio pays an advisory fee that consists of two components: (1) a monthly base advisory fee calculated by applying a fixed rate of 1.20% (“Base Fee”) plus or minus (2) a performance fee adjustment calculated by applying a variable rate of up to 0.20% (positive or negative) to average daily net assets during the applicable performance measurement period. The performance fee adjustment will go into effect on October 1, 2007.

For the Emerging Markets, Global Small Cap and International Focus Portfolios, Credit Suisse pays the sub-advisers out of the advisory fees paid by these Portfolios.

Advisory Fees paid to Credit Suisse for fiscal year ended December 31
(portion of fees waived, if any, are noted in the next column to the amount earned)

	2004		2005		2006
	Fees Paid	Amount Waived	Fees Paid	Amount Waived	Fees Paid	Amount Waived
Emerging Markets	$1,101,320	$(255,274)	$1,686,255	$(342,098)	$2,653,175	$(487,030)
Large Cap Value	$307,830	$(59,448)	$408,312	$(50,255)	$420,848	$(32,261)
International Focus	$851,378	$0	$856,480	$0	$945,880	$(39,638)
Global Small Cap	$1,337,945	$(179,344)	$1,445,342	$(217,554)	$1,629,855	$(211,631)
Small Cap Core I	$6,994,293	$0	$5,795,796	$0	$4,427,559	$0
Mid-Cap Core	$375,187	$(32,751)	$352,110	$(46,999)	$304,155	$(46,309)

Sub-Advisory Agreements

Each of the Emerging Markets, Global Small Cap and International Focus Portfolios has entered into Sub-Investment Advisory Agreements with Credit Suisse and Credit Suisse’s London affiliate, Credit Suisse U.K., and Credit Suisse’s Australian affiliate, Credit Suisse Australia.  In addition, Global Small Cap has entered into a Sub-Investment Advisory Agreement with Credit Suisse’s Japanese affiliate, Credit Suisse Japan.  Each of Credit Suisse U.K., Credit Suisse Australia and Credit Suisse Japan may be referred to as a “Sub-Adviser.”

Subject to the supervision of Credit Suisse, Credit Suisse U.K., Credit Suisse Australia and Credit Suisse Japan, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Portfolios in accordance with the investment objectives of the Portfolios, the Portfolios’ Prospectuses and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.  Each Sub-Adviser bears its own expenses incurred in performing services under its Sub-Advisory Agreement.

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Credit Suisse U.K. serves as a sub-adviser to the Global Small Cap, Emerging Markets and International Focus Portfolios.  Credit Suisse U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal executive office of Credit Suisse U.K. is One Cabot Square, London, U.K. E14 4QJ. Credit Suisse U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Credit Suisse U.K. has been in the money management business for over 20 years.

Credit Suisse Japan serves as a sub-adviser to the Global Small Cap Portfolio.  Credit Suisse Japan is a corporation organized under the laws of Japan in 1993 and licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law.  Credit Suisse Japan is also registered as an investment adviser under the Advisers Act.  The principal executive office of Credit Suisse Japan is Izumi Garden Tower Level 27 6-1, Roppongi 1-Chome, Minato-ku, Tokyo 106-6024 Japan.  Credit Suisse Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.  Credit Suisse Japan, together with its predecessor company, has been in money management business for over 20 years.

Credit Suisse Australia serves as a sub-adviser to the Global Small Cap, Emerging Markets and International Focus Portfolios.  Credit Suisse Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989.  Credit Suisse Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act.  The registered office of Credit Suisse Australia is Level 31 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia.  Credit Suisse Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals.  Credit Suisse Australia has been in the funds management business for over 17 years.

Under the Sub-Advisory Agreement with Credit Suisse U.K., Credit Suisse (not the Portfolios) pays Credit Suisse U.K. an annual fee of $250,000 for services rendered with respect to the Portfolios and all other Credit Suisse Funds for which Credit Suisse U.K. has been appointed to act as such.  The portion of the fee allocated with respect to the each Portfolio is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of a Portfolio during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Portfolio and certain other Credit Suisse Funds for which Credit Suisse U.K. has been appointed to act as sub-adviser during such calendar quarter or portion thereof.  For the fiscal years ended December 31, 2004, 2005 and 2006, the portion of the fees allocable to the Portfolios for Credit Suisse U.K. were as follows:

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Credit Suisse U.K.

Portfolio	2004	2005	2006
Global Small Cap	$22,655	$21,701	$22,785
Emerging Markets	$18,790	$25,693	$37,848
International Focus	$17,851	$16,024	$16,593

Under the Sub-Advisory Agreement with Credit Suisse Australia, Credit Suisse (not the Portfolio) pays Credit Suisse Australia an annual fee of $480,000 for services rendered with respect to the Portfolios and all other Credit Suisse Funds for which Credit Suisse Australia has been appointed to act as Sub-Adviser.  The portion of the fee allocated with respect to each Portfolio is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with Credit Suisse U.K.  For the fiscal years ended December 31, 2004, 2005 and 2006, the portion of the fees allocable to the Portfolios for Credit Suisse Australia were as follows:

Credit Suisse Australia

Portfolio	2004	2005	2006
Global Small Cap	$51,966	$61,826	$60,275
Emerging Markets	$43,734	$73,058	$100,092
International Focus	$41,107	$45,681	$43,895

From May 1, 2002 until December 3, 2004, Credit Suisse Asset Management Limited Tokyo (“Credit Suisse Japan”) served as a Sub-Adviser to the Global Small Cap and International Focus Portfolios.  The portion of the fee allocated with respect to each Portfolio was calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with Credit Suisse U.K.  As of April 1, 2006, Credit Suisse Japan serves as a Sub-Adviser to the Global Small Cap Portfolio.  For the period ended December 3, 2004 and the fiscal years ended December 31, 2005 and 2006, the portion of fees allocable to the Portfolios for Credit Suisse Japan were as follows:

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Credit Suisse Japan

Portfolio	2004	2005		2006
Global Small Cap	$28,128		$0	$106,660
International Focus	$22,197	$	N/A	N/A

From July 2, 1996 until July 30, 2004, Abbott Capital Management, LLC (“Abbott”) served as sub-investment adviser to the Global Small Cap Portfolio.  Pursuant to the Sub-Advisory Agreement between Abbott and Credit Suisse, Abbott received a quarterly fee from Credit Suisse at the annual rate of 1.00% of the value of the Portfolio’s private fund investments as of the end of each calendar quarter.  No compensation was paid by Global Small Cap Portfolio to Abbott for its sub-investment advisory services.  For the period ended July 30, 2004, the fees paid to Abbott by Credit Suisse were $11,514.

Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Board of Trustees or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.  Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio or Credit Suisse in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or Credit Suisse or to shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.  Each Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by the Portfolio, Credit Suisse or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Portfolios set out below includes both a fixed base salary component and bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management,

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corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible (“Performance-Based Bonus”).  Credit Suisse considers both the short-term (generally over a one-year period) and long-term (generally over a three-year period) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmark and peer group used over a one-year or three-year period in determining each portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group

Large Cap Value Portfolio managers of this portfolio did not receive a performance-based Bonus for this period (please see below)

Small Cap Core I Portfolio managers of this portfolio did not receive a performance-based Bonus for this period (please see below)

Mid-Cap Core Portfolio managers of this portfolio did not receive a performance-based Bonus for this period (please see below)

Emerging Markets

Neil Gregson	MSCI Eastern Europe MSCI Emerging Europe MSCI Global Emerging Markets	Lipper Hindsight LUX Eastern Europe Lipper Hindsight Global Emerging Markets Lipper Emerging Markets Fund Lipper Emerging Europe Lipper Latin American Fund

Annabel Betz	MSCI Global Emerging Markets	Lipper Emerging Markets Fund

Elizabeth H. Eaton	MSCI Eastern Europe MSCI Emerging Europe	Lipper Hindsight LUX Eastern Europe Lipper Emerging Markets Fund Lipper Emerging Europe

Matthew J.K. Hickman	Chile Composite MSCI Latin America	Lipper Latin American Fund

Stephen Parr	MSCI Emerging Markets Telecommunications Services	N/A

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International Focus

Neil Gregson	MSCI Eastern Europe MSCI Emerging Europe MSCI Global Emerging Markets MSCI Weighted sub-sectors MSCI GR Composite MSCI Latin America	Lipper Hindsight LUX Eastern Europe Lipper Hindsight Global Emerging Markets Lipper Emerging Markets Fund

Tom Mann	MSCI Europe Value MSCI France MSCI Netherlands	Lipper Hindsight LUX European Equity Lipper Hindsight LUX France Equity Lipper Hindsight LUX Netherlands Equity

Global Small Cap

Crispin Finn	Hoare Govett Small Cap FTA Mid 250	Lipper Hindsight UK Smaller Companies

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the portfolio(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Credit Suisse’s compensation to Joseph Cherian, William Weng and Todd Jablonski, portfolio managers of the Large Cap Value, Small Cap Core I, Mid-Cap Core, and Global Small Cap Portfolios, includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any portfolio or account.  The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

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Like all employees of Credit Suisse, all portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Strategies Group, which manages the Small Cap Core I Portfolio, Large Cap Value Portfolio, Mid Cap Core Portfolio and Global Small Cap Portfolio (for the US portion) (collectively, the “Quant Strategy Portfolios”), also manage a long-short market neutral proprietary account (the “Long-Short Account”).  There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Quant Strategy Portfolios.  The Long-Short Account and the Quant Strategy Portfolios are expected to hold inconsistent positions.  Each of the Quant Strategy Portfolios seeks long-term capital growth and capital appreciation by primarily purchasing long positions in equity securities within certain sectors of the financial markets.  The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by any of the Quant Strategy Portfolios.  The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by any of the Quant Strategy Portfolios.  Moreover, if the Long-Short Account is covering short positions on a particular security and one of the Quant Strategy Portfolios purchases long positions on such security then this could adversely affect the Long-

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Short Account’s price for covering such shorts.  Although the portfolio management approach of both the Long-Short Account and the Quant Strategy Portfolios is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers.  Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

Portfolio Managers’ Ownership of Securities

Name of Trustee	Dollar Range of Equity Securities in the Emerging Markets Porfolio*(1)
Annabel Betz	B

* Key to Dollar Ranges:

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.     Over $100,000

(1)          Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

No other portfolio manager beneficially owns securities of any Portfolio.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Trust, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Large Cap Value Portfolio

Joseph Cherian	14	$2,281,482,177	0	N/A	5	$652,162,802
William Weng	14	$2,281,482,177	0	N/A	2	$512,902,004
Todd Jablonski	14	$2,281,482,177	0	N/A	2	$512,902,004

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Small Cap Core I Portfolio

Joseph Cherian	14	$2,281,482,177	0	N/A	5	$652,162,802
William Weng	14	$2,281,482,177	0	N/A	2	$512,902,004
Todd Jablonski	14	$2,281,482,177	0	N/A	2	$512,902,004

Emerging Markets Portfolio

Neil Gregson	4	$527,400,000	4	$1,117,000,000	0	N/A
Stephen Parr	0	N/A	1	$86,050,000	0	N/A
Annabel Betz	2	$286,510,000	1	$368,350,000	0	N/A
Matthew J.K. Hickman	4	$748,200,000	2	$494,000,000	0	N/A
Elizabeth H. Eaton	2	$286,510,000	5	$1,905,728,435	0	N/A

International Focus Portfolio

Neil Gregson	4	$527,400,000	4	$1,117,000,000	0	N/A
Tom Mann	3	$37,664,294	5	$1,040,298,797	0	N/A

Global Small Cap Portfolio

Crispin Finn	2	$249,966,885	12	$9,307,383,814	0	N/A
Joseph Cherian	14	$2,281,482,177	0	N/A	5	$652,162,802
William Weng	14	$2,281,482,177	0	N/A	2	$512,902,004
Todd Jablonski	14	$2,281,482,177	0	N/A	2	$512,902,004

Mid-Cap Core Portfolio

Joseph Cherian	14	$2,281,482,177	0	N/A	5	$652,162,802
William Weng	14	$2,281,482,177	0	N/A	2	$512,902,004
Todd Jablonski	14	$2,281,482,177	0	N/A	2	$512,902,004

No advisory fee is paid based on performance for any of the accounts listed above.

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Co-Administration Agreements

CSAMSI and State Street Bank and Trust Company (“State Street”) serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

Effective December 31, 2006, for the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09 % of the Portfolio’s average daily net assets.

Co-Administration Fees paid to CSAMSI for fiscal years ended December 31

	2004	2005	2006
Emerging Markets	$88,106	$134,900	$212,460
Large Cap Value	$41,044	$54,442	$57,215
International Focus	$85,138	$85,648	$93,781
Global Small Cap	$107,036	$115,682	$129,369
Small Cap Core I	$777,148	$643,977	$496,318
Mid-Cap Core	$41,688	$39,123	$34,116

Effective January 1, 2007, for the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the “Fund Complex”), 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. For the fiscal year ended December 31, 2006, the Mid-Cap Core Portfolio, Emerging Markets Portfolio, Large Cap Value Portfolio, International Focus Portfolio, Global Small Cap Portfolio, and Small Cap Core I Portfolio paid State Street fees under the State Street Co-Administration Agreement of $28,918, $117,432, $39,090, $56,079, $77,403, and $253,083, respectively.

Prior to March 24, 2004, Credit Suisse Securities (USA) LLC, an affiliate of Credit Suisse, was engaged by the Portfolios to act as each Portfolio’s securities lending agent. Securities lending income is accrued as earned.  Effective March 24, 2004, State Street has been engaged by the Portfolios to act as the Portfolios’ securities lending agent.

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Code of Ethics

The Trust, Credit Suisse, Credit Suisse U.K., Credit Suisse Australia, Credit Suisse Japan and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Portfolios.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for each Portfolio and also acts as the custodian for the Portfolios’ foreign securities pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio’s portfolio securities held by it and (e) makes periodic reports to the Trust’s Board concerning each Portfolio’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios.  For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, subaccounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Trust.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

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Distribution and Shareholder Servicing

Distributor.  CSAMSI serves as distributor of each Portfolio’s shares.  CSAMSI offers the Portfolio’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.  CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of March 21, 2007.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

Shareholder Servicing.  The Trust has authorized certain insurance companies (“Service Organizations”) or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Trust in proper form will be priced at the relevant Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio’s shares are purchased directly from the Trust.

For administration, sub-accounting, transfer agency and/or other services, Credit Suisse or its affiliates pay Service Organizations a standard fee of .20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the “Service Fee”).  Appendix C lists certain Service Organizations with whom Credit Suisse or its affiliates have special fee arrangements as of March 24, 2007.  Credit Suisse and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Service Organizations may also be paid additional amounts related to marketing costs.  Service Fees may be paid on a one-time or ongoing basis.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

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Organization of the Trust

The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust.  The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.  Shares of nine series have been authorized which constitute the interests in the Portfolios.  The Commodity Return Strategy and Blue Chip Portfolios of the Trust are described in separate Prospectuses and Statements of Additional Information.  The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

The Post-Venture Capital Portfolio and the Growth & Income Portfolio were renamed the Global Post-Venture Capital Portfolio and the Value Portfolio, respectively, effective May 1, 2000.  Effective May 1, 2001, the Trust was renamed Credit Suisse Warburg Pincus Trust.  On December 12, 2001, the Credit Suisse Warburg Pincus Trust was renamed the Credit Suisse Trust.  On December 12, 2001, the Small Company Growth Portfolio was renamed the Small Cap Core I Portfolio, the Value Portfolio was renamed the Large Cap Value Portfolio and the International Equity Portfolio was renamed the International Focus Portfolio.  Effective May 1, 2004, the Emerging Growth Portfolio was renamed the Mid-Cap Core Portfolio.  Effective February 21, 2005, the Global Post-Venture Capital Portfolio was renamed the Global Small Cap Portfolio.  Effective December 1, 2006, the Mid-Cap Growth Portfolio was renamed the Mid-Cap Core Portfolio and the Small Cap Growth Portfolio was renamed the Small Cap Core I Portfolio.

When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held.  Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders.  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.

Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents.  For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the

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Trust or a Trustee.  The Declaration of Trust provides for indemnification from a Portfolio’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio.  The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees.  Shares are transferable but have no preemptive, conversion or subscription rights.

The Trust’s charter authorizes each Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind. Each Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Massachusetts law. A Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-

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directed Plans which elect to make a Portfolio an investment option for Plan participants.  The offering price of each Portfolio’s shares is equal to its per share net asset value.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, each Portfolio works with insurance companies and plans that offer Portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in Portfolio shares will not occur.  As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax generally affecting the Portfolios and their shareholders.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Portfolio.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolios

Each Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year.  To so qualify, a Portfolio must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest,

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payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the outstanding voting securities are held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)) plus or minus certain other adjustments and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements (the “Distribution Requirement”).  A Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

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If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income.  If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.  Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gain inside such Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through private insurance company separate accounts meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts that are offered in connection with such separate accounts.  If a Separate Account should fail to comply with the diversification requirements, contracts invested in a Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the Separate Account were to become adequately diversified.  Accordingly, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts.  To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  Generally, all securities of the same issuer are treated as a single investment.  For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers.  In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h).  An alternative asset diversification test may be satisfied under certain circumstances.  Under certain circumstances, failure to satisfy the diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification

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requirements.  Failure to satisfy the diversification requirements may also result in adverse consequences for the insurance company issuing the contracts.

As noted above, each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirements plans; if a Portfolio were to sell its shares to other categories of shareholders, the Separate Accounts may fail to comply with the investor control requirements, the contract owner would be treated as the owner of the Portfolio Shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolios.

A Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

A Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by a Portfolio from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Portfolio.

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Investments by a Portfolio in zero coupon securities may create special tax consequences.  While zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Short Sales.  In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio’s hands.  Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year.  In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments.  A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

Foreign Investments.  Dividends and interest (and in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

Passive Foreign Investment Companies.  If a Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio

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for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election, must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the Internal Revenue Service.  By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  A Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  Similarly, gains or losses on foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Portfolio were to elect otherwise.

Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state and local taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Variable Contracts and Plans

Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.  For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring

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Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Portfolios and their shareholders.  Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP (“PwC”) with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as independent registered public accounting firm for the Trust.  The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for Credit Suisse and CSAMSI.

FINANCIAL STATEMENTS

The Trust will furnish without charge a copy of each Portfolio’s Annual Report upon request by calling the Trust at 1-800-222-8977.

MISCELLANEOUS

As of April 2, 2007, the following persons owned of record 5% or more of the each Portfolio’s outstanding shares:

PORTFOLIO*	NAME AND ADDRESS	PERCENT OWNED AS OF April 2, 2007
Emerging Markets Portfolio	Kemper Investors Life Insurance Company Variable Annuity Separate Account Attn: Craig Lambertson 2500 Westfield Dr. Elgin IL 60124-7836	37.61%
	The Travelers SEP Account ABD for Variable Annuities of the Travelers Insurance Company PO Box 990027 Hartford CT 06199-0027	21.46%

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PORTFOLIO*	NAME AND ADDRESS	PERCENT OWNED AS OF April 2, 2007
	The Travelers SEP Account ABD2 for Variable Annuities of the Travelers Insurance Company PO Box 990027 Hartford CT 06199-0027	9.41%
	Allmerica Financial Life Insurance & Annuity Company Allmerica Fin Separate Accounts Mailstop S-310 440 Lincoln Street Worcester MA 01653-0002	9.36%
	Manufacturers Life Insurance Company USA 601 Congress Street Floor 2 Boston MA 02210-2804	7.98%
	Fidelity Investment Institutional Operations Center As Agent For Certain Employee Benefit Plans 100 Magellan Way Covington KY 41015-1999	5.70%
	AIG Life Insurance Company #2 2727 A- Allen Pkwy PO Box 1591 Houston TX 77251-1591	5.19%

International Focus Portfolio	Nationwide Life Insurance Company Nationwide Variable Account II c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	43.41%
	Fidelity Investments Life Insurance Company 82 Devonshire Street # R25B Boston MA 02109-3605	28.55%
	Nationwide Life Insurance Company NWVA-9 c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	8.17%
	Nationwide Life Insurance Company NATIONWIDE VLI-2 c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	8.21%

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PORTFOLIO*	NAME AND ADDRESS	PERCENT OWNED AS OF April 2, 2007
Large Cap Value Portfolio	AIG Life Insurance Company #2 2727 A- Allen Pkwy PO Box 1591 Houston TX 77251-1591	73.35%
	Nationwide Life Insurance Company NWVA-9 c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	21.95%

Mid-Cap Core Portfolio	IDS Life Insurance Company (For Account 1EG) AXP Financial Center/IDS Life Insurance PO Box 10 Minneapolis MN 55474-0701	94.82%

Small Cap Core I Portfolio	IDS Life Insurance Company 222 AXP Financial Center Minneapolis MN 55474-0001	53.60%
	Nationwide Life Insurance Company Nationwide Variable Account II c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	20.34%
	Fidelity Investments Life Insurance Company 82 Devonshire Street # R25B Boston MA 02109-3605	9.45%

Global Small Cap Portfolio	Fidelity Investments Life Insurance Company 82 Devonshire Street # R25B Boston MA 02109-3605	19.85%
	Kemper Investors Life Insurance Company Variable Annuity Separate Account Attn: Craig Lambertson 2500 Westfield Dr. Elgin IL 60124-7836	25.32%
	PRUCO Life Flexible Premium Variable Annuity Account c/o Walter Smith - Vice President 213 Washington Street Separate Accounts - Floor 7 Newark NJ 07102-2917	19.16%

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PORTFOLIO*	NAME AND ADDRESS	PERCENT OWNED AS OF April 2, 2007
	Allmerica Financial Life Insurance & Annuity Company Allmerica Fin Separate Accounts Mailstop S-310 440 Lincoln Street Worcester MA 01653-0002	5.97%
	Minnesota Life Attn #A6-5216 400 Robert St N Saint Paul MN 55101-2037	6.78%

*              Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

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APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the Standard and Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

B-1

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B, and CCC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

B-2

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds and Municipal Obligations:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

B-3

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B.”  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

B-4

Appendix C

Fee arrangement for the Sale of Shares of the Credit Suisse Trust

Name of Service Organization	Fee Arrangement (as a percentage of the portfolio’s average net assets)

AIG Life Bermuda Ltd.	0.25%

AIG Life Insurance Co	0.25%

Allmerica Financial Life Ins.	0.25%

Riversource Life Insurance Co. of New York

.045% for the Global Small Cap, Mid-Cap Core and Small Cap Core I Portfolios; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

American General Life Ins. Co.	0.25%

American Life Insurance Co. of NY	0.25%

Empire Fidelity Inv. Corp.	0.35%

Fed Kemper Life Assurance Co.	0.20% up to $200 million in assets; 0.25% if assets exceed $200 million

Fidelity Invest. Life Ins. Co.	0.35%

First Allmerica Fin. Life Ins.	0.25%

General American Life Ins Co	0.25%

Horace Mann Life Ins. Co.	0.30%

Riversource Life Insurance Company

.045% for the Global Small Cap, Mid-Cap Core and Small Cap Core I Portfolios; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

Jefferson National Life Insurance	0.25%

C-1

Kemper Investors Life Ins. Co.	0.25%; 0.50% of the average combined daily net assets of all the shares held in the account attributable solely to certain contract

Metropolitan Life Ins Co - DCG	0.25%

Midland National Life Insurance Co.	0.45%

Minnesota Life Ins Company	0.35%

Nationwide Financial Services Inc

Depending on corresponding Nationwide contracts and/or variable accounts, for certain portfolios: 0.35% of the assets; for other portfolios: 0% if the assets held in the portfolios are below $50 million; 0.15% if the assets held in the portfolios are between $50 million to $1 billion; and 0.20% if the assets held in the portfolios are over $1 billion

Pruco Life Insurance Co	0.30%

Pruco Life Of New Jersey	0.30%

Prudential Insurance Co. of America	0.20%

Sun Life of Canada (U.S.)	0.35% for all Trust Portfolios except for Small Cap Core I Portfolio which is paid at a rate of 0.25%

The Manufacturers Insurance Company	0.50%

TIAA-Cref Life Insurance Company	0.25%

Travelers Insurance Co.	0.35%

Travelers Life and Annuity Co	0.35%

United Investors Life	0.25% when average net asset value exceeds $200 million; 0.20% when average aggregate of investments drops below $200 million

United Life & Annuity Ins. Co.	0.25%

US Life Ins. Co. in City of NY	0.25%

C-2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

This Statement of Additional Information (the “SAI”) provides information about the Commodity Return Strategy Portfolio (the “Portfolio”), a series of Credit Suisse Trust (the “Trust”), that supplements information contained in the Prospectus for the Portfolio (the “Prospectus”), dated May 1, 2007.

The Portfolio’s audited Annual Report, which either accompanies this SAI or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus.  Copies of the Portfolio’s Prospectus and Annual Report may be obtained by writing or telephoning:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030
1-800-222-8977

i

Depository Receipts	27
U.S. Government Securities	27
Municipal Obligations	28
Alternative Minimum Tax Bonds	29
Securities of Other Investment Companies	29
Investment Grade Securities	29
Below Investment Grade Securities	30
Emerging Markets	31
Lending Portfolio Securities	32
Repurchase Agreements	33
Reverse Repurchase Agreements and Dollar Rolls	33
Zero Coupon Securities	34
Government Zero Coupon Securities	34
Short Sales	35
Short Sales “Against the Box”	35
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	35
“Special Situation” Companies	36
Variable and Floating Rate Securities and Master Demand Notes	36
Event-Linked Bonds	37
Delayed Funding Loans and Revolving Credit Facilities	38
When-Issued Securities and Delayed-Delivery Transactions	38
To-Be-Announced Mortgage-Backed Securities	39
Stand-By Commitment Agreements	39
Real Estate Investment Trusts	40
Warrants	41
Non-Publicly Traded and Illiquid Securities	41
Rule 144A Securities	42
Borrowing	42
Non-Diversified Status	43
The Dow Jones-AIG Commodity Index Total Return	43
Index Performance	44
INVESTMENT RESTRICTIONS	45
PORTFOLIO VALUATION	47
PORTFOLIO TRANSACTIONS	48
PORTFOLIO TURNOVER	50
MANAGEMENT OF THE TRUST	51
Ownership in Securities of the Trust and Fund Complex	55
Compensation	57
Proxy Voting Policy	58
Disclosure of Portfolio Holdings	58
Investment Advisory Agreement	61
Portfolio Managers	62
Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed	62
Ownership in Securities of the Portfolio	63

ii

Portfolio Managers’ Compensation	63
Potential Conflicts of Interest	63
Administration Agreements	64
Code of Ethics	64
Custodian Agreement	65
Transfer Agency and Service Agreement	65
Distributor	65
Shareholder Servicing	67
Organization of the Trust	67
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	69
ADDITIONAL INFORMATION CONCERNING TAXES	69
The Portfolio	70
Special Tax Considerations	73
Zero Coupon Securities	73
Constructive Sales	73
Straddles	74
Options and Section 1256 Contracts	74
Swaps	74
Tax Treatment of Swaps and Structured Notes	75
Foreign Investments	75
Passive Foreign Investment Companies	75
Variable Contracts and Plans	76
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	76
MISCELLANEOUS	77
FINANCIAL STATEMENTS	77

APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

iii

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the description of the Portfolio’s investment objective and policies in the Prospectus.  There are no assurances that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio is total return.

Prior to June 30, 2007, the Portfolio intends to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments (the “80% Policy”).  As of June 30, 2007, the 80% Policy will no longer be a specific investment policy, but the Portfolio will continue to invest all of its assets in commodity-linked derivative instruments and fixed-income securities.

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

The Portfolio does not represent that these techniques are available now or will be available at any time in the future.

General Investment Strategies

Commodity-Linked Derivatives.  The Portfolio invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures.  The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase.  Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative.  This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing.  Under such favorable economic conditions, the Portfolio’s investments may be expected not to perform as well as an investment in traditional securities.  Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

In selecting investments for the Portfolio, Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), the Portfolio’s investment adviser, evaluates the merits of the investments primarily through the exercise of its own investment analysis.  In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

The Portfolio’s primary vehicle for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options.  These instruments have one or more commodity-dependent components.  They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable.  The Portfolio will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones-AIG Commodity Index Total Return (the “DJ-AIG Index” or the “Index”), and may also invest in other commodity-linked instruments, including futures.

Swap Agreements.  The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Portfolio intends to invest in commodity swap agreements.  An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Portfolio may be either the buyer or seller in a credit default swap transaction.  If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by Credit Suisse in accordance with procedures established by the Board of Trustees (the “Board”), to avoid any potential leveraging of the Portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective of total return will depend on Credit Suisse’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines).  Pursuant to restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”) which limit the Portfolio’s ability to use swap agreements, the Portfolio limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Portfolio’s gross income.

Certain structured notes and swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the “CFTC”).  To qualify for this exemption, a swap agreement or structured note must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels:  a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible structured note or swap transaction must meet three conditions.  First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms.  Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.  The Portfolio may invest in commodity-linked structured notes, swap agreements and other commodity-linked instruments that qualify for exclusion from regulation under the CEA and the regulations adopted thereunder.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  To the extent that the net amount payable by the Portfolio under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap are held in a segregated account consisting of cash or liquid securities, the Portfolio and Credit Suisse believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restriction.

Limitations on Leverage.  As discussed in the Prospectus, some of the derivative instruments in which the Portfolio invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged derivative instruments can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Portfolio will seek to limit the amount of economic leverage it has under one derivative instrument in which it invests and the leverage of the Portfolio’s overall portfolio.  The Portfolio will not invest in a hybrid instrument if, at the time of purchase:

1.  that instrument’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index; or

2.  the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a derivative instrument, assuming a one percent price increase in the underlying index.  In other words, for a derivative instrument with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the derivative instrument.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values.  To the extent that the policy on the Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable revisions of the 1940 Act.

Principal Protection.  Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index.  This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.  Credit Suisse’s decision on whether to use principal protection depends in part on the cost of the protection.  The Portfolio will, however, limit commodity-linked notes without principal protection to 10% of its total assets.   In addition, the utility of the protection feature depends upon the ability of the issue to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value.  Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument.  However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

The Portfolio may also invest in commodity-linked instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned.  Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note.  Credit Suisse, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection.  In deciding to purchase a note without principal protection, Credit Suisse may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which Credit Suisse believes are relevant.

The Portfolio does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.  The Portfolio does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Hedging Generally.  The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s assets varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolio of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Interest Rate Caps, Floors and Collars.  Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation).  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

To the extent that the entire amount of the payment stream payable by the Portfolio under an interest rate cap, floor or collar is held in a segregated account consisting of cash or liquid securities, the Portfolio and Credit Suisse believe that such investments do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restriction.

Options and Currency Exchange Transactions

The Portfolio may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indexes for hedging purposes or to increase total return.  The Portfolio may enter into futures contracts and options on futures contracts on securities, securities and commodities indices, currencies and commodities and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.  Up to 20% of the Portfolio’s total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies.  The fund may invest without limit in swaptions. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  The Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Portfolio writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Portfolio may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolio, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Portfolio and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

Securities and Commodities Index Options.  The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on securities and commodities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.

Some securities index options are based on a broad market index, such as the New York Stock Exchange, Inc. (“NYSE”) Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different.  Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered Options Transactions.  The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities.  When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  The Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Transactions.  The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation).  The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Portfolio may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio.  To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions.)

Currency Options.  The Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Options on Swaps (“Swaptions”)

The Portfolio may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Portfolio will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission (the “SEC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Portfolio will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Portfolio.

While the Portfolio may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Portfolio than if it had not engaged in any such transactions.  If, for example, the Portfolio had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Portfolio’s holdings and swaptions entered into by the Portfolio, which may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to risk of loss.  Further, the Portfolio’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Futures Activities

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.    The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies.  The Portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity

Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the CEA.  As a result, the Portfolio is not restricted in its ability to enter into futures contracts and options thereon under regulations of the CFTC.

Futures Contracts.  A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities and commodities indexes are capitalization weighted indexes that reflect the market value of the securities or commodities, respectively, represented in the indexes.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Portfolio will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Portfolio invests in commodity futures contracts, the assets of the Portfolio, and therefore the prices of Portfolio shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in them to greater volatility than investments in traditional securities.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage  associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Comparison of Commodity Futures and Forward Contracts.  Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed-upon today.  However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Portfolio would make a commitment to carry out the purchase or sale of the underlying commodity at expiration.

For example, if the Portfolio were to buy a forward contract to purchase a certain amount of gold at a set price per ounce for delivery in three months’ time and then, two months later, the Portfolio wished to liquidate that position, it would contract for the sale of the gold at a new price per ounce for delivery in one months’ time.  At expiration of both forward contracts, the Portfolio would be required to buy the gold at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Portfolio has effectively offset its gold position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Portfolio simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Portfolio.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity.  Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on Futures Contracts.  The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Asset Coverage for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures.  The Portfolio will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; swap agreements; options written by the Portfolio on commodities, currencies, securities and commodity and security indexes; and currency, interest rate and commodity and security index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Money Market Obligations

The Portfolio is authorized to invest, under normal conditions, up to 100% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase and may invest without limit in these obligations for temporary defensive purposes.  These short-term instruments consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix A to this SAI.

Money Market Mutual Funds.  The Portfolio may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Temporary Investments

The short-term and medium-term debt securities in which the Portfolio may invest for temporary defensive purposes consist of:  (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Convertible Securities

Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Structured Securities

In addition to commodity-linked structured notes, discussed above, the Portfolio may purchase any other type of publicly traded or privately negotiated fixed income security, including mortgage- and asset- backed securities; other types of structured notes; bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation

(“FHLMC”) and certain foreign issuers, as well as non-governmental issuers.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some mortgage-backed securities, such as collateralized mortgage obligations (or “CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of 30-year fixed-rate mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Collateralized Mortgage Obligations.  The Portfolio may purchase collateralized mortgage obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and by private issuers.  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”).  Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.  In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations.  The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse to be creditworthy.

When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its net asset value.

Foreign Investments

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Transactions” and “Futures Activities” above.

Information.  Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

Increased Expenses.  The operating expenses of the Portfolio, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Privatizations.  The Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Brady Bonds.  The Portfolio may invest in so-called “Brady Bonds.”  Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans.  Investors should recognize that Brady Bonds do not have a long payment history.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components:  the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Depository Receipts.  Assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the U.S..  EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities

The Portfolio may invest in Government Securities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise.  Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Municipal Obligations

Under normal circumstances, the Portfolio may invest in “Municipal Obligations.”  Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  Credit Suisse will consider such an event in determining whether the Portfolio should continue to hold the obligation.  See Appendix A for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans.  Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Alternative Minimum Tax Bonds

The Portfolio may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities.  While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.”  The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items.  Available returns on Alternative Minimum Tax Bonds acquired by the Portfolio may be lower than those from other Municipal Obligations acquired by the Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Securities of Other Investment Companies

The Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

Investment Grade Securities

The Portfolio may invest without limit in investment grade debt securities.  Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by Credit Suisse to be of comparable quality.  If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, Credit Suisse will treat the debt security as being rated in the highest of the rating categories.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix A to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Below Investment Grade Securities

The Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade and as low as C by Moody’s or D by S&P, and in comparable unrated securities.  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody’s or S&P or, if unrated, is determined to be of comparable quality by the Adviser.  Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  The Portfolio’s holdings of debt securities rated below investment grade (commonly referred to as “junk bonds”) may be rated as low as C by Moody’s or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality.  Securities that are rated C by Moody’s comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  Debt rated D by S&P is in default or is expected to default upon maturity or payment date.  Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

The Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market.  Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that these securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities by the Portfolio, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Securities rated below investment grade and comparable unrated securities:  (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities.  Factors adversely impacting the market value of these securities will adversely impact the Portfolio’s net asset value.  The Portfolio will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer.  In this evaluation, in addition to relying on ratings assigned by Moody’s or S&P, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Interest rate trends and specific developments which may affect individual issuers will also be analyzed.  The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Emerging Markets

The Portfolio may invest up to 5% of its total assets in securities of issuers located in “emerging markets” (less developed countries located outside of the U.S.).  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Portfolio’s Board.  These loans, if and when made, may not exceed 33-1/3% of the Portfolio’s total assets taken at value (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.  From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of the Portfolio must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities.  Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

The Portfolio and Credit Suisse have received an order of exemption (the “Order”) from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Portfolio, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse (“Investment Funds”).  The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by Credit Suisse or any of its affiliates.  These conditions include percentage limitations on the amount of the Portfolio’s assets that may be invested in the Investment Funds, restrictions on the Investment Funds’ ability to collect sales charges and certain other fees, and a requirement that the Portfolio will invest in the Investment Funds at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

Repurchase Agreements

The Portfolio may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Portfolio also may enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.

The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

The Portfolio may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”  At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities.  In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

The Portfolio may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Short Sales

In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio’s custodian or qualified sub-custodian.  While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in value to the securities sold short.

If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

Short Sales “Against the Box”

A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  Not more than 10% of the Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.  The Portfolio does not intend to engage in short sales against the box for investment purposes.  The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Portfolio of effecting short sales against the box.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

“Special Situation” Companies

“Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve total return.  There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Variable and Floating Rate Securities and Master Demand Notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.  The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed.  While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party.  The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Event-Linked Bonds

The Portfolio may invest in “event-linked bonds.”  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Portfolio will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by Credit Suisse in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

When-Issued Securities and Delayed-Delivery Transactions

The Portfolio may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.  However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.  TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.  For a further description of mortgage-backed securities, see “Structured Securities - Mortgage-Backed Securities” above.

Stand-By Commitment Agreements

The Portfolio may invest in “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price.  The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Portfolio may also be referred to as “put” options.  A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.  The Portfolio acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio’s portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities.  Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.  Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

The Portfolio will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Portfolio.

Real Estate Investment Trusts

The Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  When the Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Warrants

The Portfolio may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

The Portfolio may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio, and time deposits maturing in more than seven calendar days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Portfolio’s investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, Credit Suisse may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Borrowing

The Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the

Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  The Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status

The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.  As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Portfolio’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code.  See “Additional Information Concerning Taxes.”  To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

The Dow Jones-AIG Commodity Index Total Return

The Portfolio intends to gain exposure to commodities markets primarily by investing in structured notes where the principal and/or coupon payments are linked to the Dow Jones-AIG Commodity Index Total Return (the “Index”).  The Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities.  The Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.  Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased. This process is known as “rolling” a futures position, and the Index is a “rolling index.”

The Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data.  The Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings.  To determine its component weightings, the Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity.  Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants.  The Index also relies to a lesser extent on dollar-adjusted production data.

Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle).  Production data alone also may underestimate the investment value that financial market participants place on certain commodities.  All data used in both the liquidity and production calculations is averaged over a five-year period.

The Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the Index, the Index relies on several diversification rules. Among these rules are the following:

•                  No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the Index.

•                  No single commodity may constitute less than 2% of the Index.

These diversification rules are applied annually to the Index, when the Index is reweighted and rebalanced on a price-percentage basis.  Reweighting means that, in general, the Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. (“Dow Jones”), American International Group, Inc. (“American International Group”), AIG International Inc. (“AIGI”) or any of their subsidiaries or affiliates.  None of Dow Jones, American International Group, AIGI or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Portfolio or any member of the public regarding the advisability of investing in securities or commodities generally or in the Portfolio particularly.

Index Performance

The tables below provide an indication of the potential risks of investing in the Portfolio.  Both tables compare the performance of the Index to the S&P 500 Index, a broad based securities index.  The first table shows performance over a one-year, three-year, five-year and 10-year period.  The second table shows performance each year for the past ten years.  Both tables serve to illustrate that the Index and the S&P 500 Index may, at times, move in tandem with each other, and that the Index can experience substantial volatility from year to year.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	3 Years	5 Years	10 Years
Dow Jones AIG	2.07%	10.58%	16.10%	6.97%
S&P 500	15.79%	10.44%	6.19%	8.42%

Annual Total Return for Periods Ending December 31

Year	Dow Jones AIG	S&P 500(1)
2006	2.07%	15.79%
2005	21.36%	4.91%
2004	9.15%	10.88%
2003	23.93%	28.69%
2002	25.91%	-22.10%
2001	-19.51%	-11.88%
2000	31.84%	-9.11%
1999	24.35%	21.01%
1998	-27.03%	28.75%
1997	-3.39%	33.23%

(1)           Based on total return and dividend reinvestment.

INVESTMENT RESTRICTIONS

The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares.  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

The Portfolio may not:

(1)           Borrow money except to the extent permitted under the 1940 Act.

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Portfolio’s assets may be indirectly exposed to industries in commodity sectors of an index; and (c) the Portfolio may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

3.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.             Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

5.             Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

6.             Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction shall not prevent the Portfolio from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices.

7.             Issue any senior security except as permitted in these Investment Restrictions.

8.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

9.             Invest more than 15% of the value of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

10.           Make additional investments (including roll-overs) if the Portfolio’s borrowings exceed 5% of its net assets.

If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Portfolio in valuing its assets.

Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract.  Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Portfolio).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Portfolio).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Portfolio).

Securities, options, futures contracts and other assets that cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Portfolio’s net asset value is not calculated.  As a result, calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Portfolio’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked prices, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select specific portfolio investments and effect transactions for the Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The value of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, (the “1934 Act”), when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.  For the fiscal period ended December 31, 2006, the Portfolio did not direct brokerage transactions to brokers and dealers who provide research services.

All orders for transactions in securities or options on behalf of the Portfolio are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and affiliates of Credit Suisse Group.  The Portfolio may utilize CSAMSI, the Portfolio’s distributor and an affiliate of Credit Suisse, or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

For the fiscal period ended December 31, 2006, the Portfolio paid $927 in commissions to broker-dealers for execution of portfolio transactions.

Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount in a manner which Credit Suisse believes to be equitable to each client, including the Portfolio.  In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI, Credit Suisse Securities (USA) LLC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.  In addition, the Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Portfolio may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s assets directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value
Morgan Stanley Commodity Index Linked Notes	$3,724,461
State Street Bank and Trust Company	$808,000

PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.  The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Portfolio’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.  For the fiscal period ended December 31, 2006, the portfolio turnover rate was 27%.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed by the Board in accordance with the laws of the Commonwealth of Massachusetts.  The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  The Board approves all significant agreements between the Trust on behalf of the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio’s investment adviser, custodian and transfer agent.

The names and birth dates of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Trustee
Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37

Director of Epoch Holdings Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers)

(2)          Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Trustee
Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	30	Director of Carlisle Companies Incorporated (diversified manufacturing company)

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor, New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	37

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

Interested Trustee

Michael E. Kenneally(3) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003	30	None

(3)          Mr. Kenneally is an “interested person” of the Trust, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert(4) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/1951	Chief Executive Officer and President	Since 2007

Executive Vice Chairman and Head of Asset Management for the Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004

Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Vice President and Director of Compliance of Forstmann—Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Vice President and Secretary; Chief Legal Officer	Since 2004 Since 2006

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associates with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse or its predecessor firm since 1998; Officer of other Credit Suisse Funds

(4)          Effective January 1, 2007, Keith M. Schappert was appointed as Chief Executive Officer and President of the Fund.  Mr. Steven Plump, who previously held these positions, resigned effective December 31, 2006.

Ownership in Securities of the Trust and Fund Complex

As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(5)
Independent Trustees
Enrique R. Arzac	A	E
Richard H. Francis	A	E
Jeffrey E. Garten	A	D
Peter F. Krogh	A	E
Steven N. Rappaport	A	E
Interested Trustee
Michael E. Kenneally	A	E

*                                         Key  to Dollar Ranges:

A.                                   None

B.                                     $1 - $10,000

C.                                     $10,000 - $50,000

D.                                    $50,000 - $100,000

E.                                      Over $100,000

(5)          Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

As of April 2, 2007, Trustees and officers as a group owned of record less than 1% of the Portfolio’s outstanding shares.

No employee of Credit Suisse, CSAMSI, State Street Bank and Trust Company (“State Street”), the Trust’s co-administrator, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust.  Effective January 1, 2007, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,450 per Portfolio and $175 per Portfolio for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman receives an additional annual fee of $25,000.  Each member of the Audit Committee receives $175 per portfolio for each meeting and the chairman of the Audit Committee receives an additional annual fee of $7,500.  Prior to that date, for each fund in the Credit Suisse family of funds, each Trustee who was not a director, trustee, officer or employee of Credit Suisse, CSAMSI, State Street or any of their affiliates received an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee.  Each member of the Audit Committee received a meeting fee of $250, and the Chairman of the Audit Committee received a meeting fee of $325, for serving on the Audit Committee.

The Trust’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee are all the Trustees who are not “interested persons” of the Trust and the Portfolio as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Trust’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Trust’s compliance with legal and regulatory requirements and the performance of the Trust’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Trust’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Trust’s financial statements, the quality and objectivity of the Trust’s financial statements, the Trust’s accounting and financial reporting policies and its internal controls; (d) determine the selection, appointment, retention and termination of the Trust’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Trust and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met three times during the fiscal period ended December 31, 2006.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met three times during the fiscal period ended December 31, 2006.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Trust’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating

Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the 1934 Act.  If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust’s proxy statement, should be made no later than the 120th calendar day before the date the Trust’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

Compensation

The chart below shows the compensation received by each Trustee from the Portfolio and from all investment companies in the Fund Complex during the Trust’s fiscal period ended December 31, 2006.

Name of Trustee	Compensation Received from Portfolio	Total Compensation from All Investment Companies in the Fund Complex	Total Number of Funds for Which Trustee Serves within the Fund Complex
Enrique Arzac	$369	$181,571	37

Richard H. Francis	$344	$90,400	31

Jeffrey E. Garten	$311	$69,100	30

Peter F. Krogh	$344	$78,400	30

James S. Pasman, Jr.(1)	N/A	$17,319	N/A

Steven N. Rappaport	$456	$186,733	37

Interested Trustee

Michael E. Kenneally(2)	$156	$45,500	30

(1)          Mr. Pasman retired from the Board effective February 16, 2006.

(2)          Mr. Kenneally became eligible to be compensated by the Trust beginning with the first Board meeting of 2006.

Mr. Rappaport has informed the Trust that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Proxy Voting Policy

The Portfolio has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. The Portfolio files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Portfolio’s Form N-PX is available (1) without charge and upon request by calling the Portfolio toll-free at 1-800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings

The Portfolio’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Portfolio’s policy that no current or potential investor (or its representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Portfolio’s policies apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

The Portfolio’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio’s policies and procedures when the disclosure of such information is considered by the Portfolio’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between the Portfolio, on the one hand, and a service provider or its affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that the Portfolio’s officer is unable to resolve such conflict, the matter will be referred to the Portfolio’s Audit Committee for resolution.

The Portfolio’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither the Portfolio, the Adviser, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Portfolio, Credit Suisse and CSAMSI.  The Portfolio’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Portfolio and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of April 1, 2007, of those parties with which Credit Suisse, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before Dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None
Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None
Interactive Data Corp. (pricing service)	Daily	None
Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Portfolio’s ongoing operations to: the Portfolio’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm; Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Portfolio’s Independent Trustees; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before Dissemination
Lipper	Monthly	5th business day of following month
S&P	Monthly	2nd business day of following month
Thomson Financial/Vestek	Quarterly	5th business day of following month

The Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of the Portfolio, the Adviser and CSAMSI, as the co-administrator of the Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Portfolio’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement

Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York  10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement (the “Advisory Agreement”) between the Portfolio and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Board or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Portfolio and of the officers or Board of the Trust; and any extraordinary expenses.

The Portfolio bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Portfolio.  General expenses of the Portfolio not readily identifiable as belonging to a particular Portfolio are allocated among all Portfolio by or under the direction of the Trust’s Board in such manner as the Board determines to be fair and accurate.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Portfolio or to shareholders of the Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Portfolio or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided by Credit Suisse, the Portfolio pays Credit Suisse a fee calculated daily and paid monthly calculated at an annual rate of 0.50% of the Portfolio’s average daily net assets (before any voluntary waivers or reimbursements).  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Portfolio.  For the fiscal period ended December 31, 2006, Credit Suisse accrued $262,916 in investment advisory fees from the Portfolio, of which $163,101 was waived, for net advisory fees of $99,815.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.  As reported to the Portfolio, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kam Poon	5	$63,410,000	0	N/A	15	$3,385,970
Andrew Lenskold	3	$15,798,310	1	$24,670,000	15	$1,749,260
Christopher Burton	2	$577,830,000	24	$448,660,000	6	$255,480,000

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Portfolio

As reported to the Portfolio, as of January 31, 2007, Messrs. Poon, Lenskold and Burton had no beneficial ownership of shares in the Portfolio.

The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Portfolio includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  In the case of Mr. Poon, a portion of his bonus will include the notional return of the funds he manages and a portion of his bonus will include the notional return of other Credit Suisse funds along the same product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Potential Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Administration Agreements

CSAMSI and State Street serve as co-administrators to the Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

CSAMSI has served as co-administrator to the Portfolio since its inception.  For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, effective December 1, 2006, the Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the Portfolio’s average daily net assets.  The Portfolio paid CSAMSI $51,377 in co-administration fees for the fiscal period ended December 31, 2006.

State Street has served as co-administrator to the Portfolio since its inception.  For the services provided by State Street under the State Street Co-Administration Agreement, effective January 1, 2007, the Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, subject to an annual minimum fee exclusive of out-of-pocket expenses.  The Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund Complex at the time of calculation.  The Portfolio paid State Street $28,565 in co-administration fees for the fiscal period ended December 31, 2006.

Code of Ethics

The Trust, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Credit Suisse Code”), which permits personnel covered by the Credit Suisse Code (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Portfolio.  The Credit Suisse Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Credit Suisse Codes at least annually and may impose sanctions for violations of the Credit Suisse Codes.

Custodian Agreement

State Street acts as the custodian for the Portfolio and also acts as the custodian for the Portfolio’s foreign securities pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio’s securities held by it and (e) makes periodic reports to the Trust’s Board concerning the Portfolio’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolio and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolio.  For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Transfer Agency and Service Agreement

BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Trust.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts  02021-2809.

Distributor.  CSAMSI serves as distributor of the Portfolio’s shares.  CSAMSI offers the Portfolio’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.  CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Appendix C lists certain financial representatives and Service Organizations (as defined below) with whom CSAMSI and/or its affiliates have special fee arrangements as of March 21, 2007.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

The Trust has adopted a Distribution Agreement (the “Distribution Agreement”) and a 12b-1 Plan for the shares of the Portfolio, to permit the Trust to compensate CSAMSI for activities associated with the distribution of these shares.

The 12b-1 Plan provides that a distribution and shareholder servicing fee of 0.25% per year of the average daily net assets of the Portfolio shares will be paid as compensation to CSAMSI.

With respect to the shares of the Portfolio, CSAMSI, Credit Suisse or their affiliates may make additional payments out of their own resources to firms offering Portfolio shares for providing administration, subaccounting, transfer agency and/or other services.  Under certain circumstances, the Portfolio may reimburse a portion of these payments.

The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not interested persons of the Trust or the Portfolio and who have no direct or indirect financial interest in the operation of the 12b-1 Plan (“Independent Trustees”).  Any material amendment of the 12b-1 Plan would require the approval of the Board in the same manner.  The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval.  The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Portfolio.

Payments by the Portfolio to CSAMSI under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

CSAMSI provides the Board of the Trust with periodic reports of amounts spent under the 12b-1 Plan and the purposes for which the expenditures were made.

For the fiscal year ended December 31, 2006, the Portfolio paid $131,458 to CSAMSI under the 12b-1 Plan.

During the fiscal period ended December 31, 2006, CSAMSI spent the fees paid under the Portfolio’s 12b-1 Plan as follows:

Advertising	$0
Printing and mailing prospectuses for promotional purposes	$3,474
Payments to financial representatives	$0
Payments to Service Organizations	$0
People-related and occupancy	$21,085
Other	$22

Shareholder Servicing.  The Trust has authorized certain insurance companies (“Service Organizations”) or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Trust in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if the Portfolio’s shares are purchased directly from the Trust.

For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates pay Service Organizations a standard fee of .20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolio (the “Service Fee”).  Credit Suisse and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Service Organizations may also be paid additional amounts related to marketing costs.  Service Fees may be paid on a one-time or ongoing basis.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust.  The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.  Shares of nine series have been authorized, one of which constitutes the interests in the Portfolio.  The Blue Chip, Emerging Markets, Large Cap Value, International Focus, Global Small Cap, Small Cap Core I and Mid-Cap Core Portfolios of the Trust are described in separate Prospectuses and SAIs.  The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

Effective May 1, 2001, the Trust was renamed Credit Suisse Warburg Pincus Trust.  On December 12, 2001, the Trust changed its name to Credit Suisse Trust.

When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held.  Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders.  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.  Under current law, a participating insurance company (“Participating

Insurance Company”) is required to request voting instructions from the owners of separate account variable contracts (“Variable Contracts”) and must vote all Trust shares held in the separate account in proportion to the voting instructions received.  Tax-qualified pension and retirement plans (“Plans”) may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents.  For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Declaration of Trust provides for indemnification from the Portfolio’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio.  The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees.  Shares are transferable but have no preemptive, conversion or subscription rights.

The Trust’s charter authorizes the Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind. The Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Massachusetts law. The Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.  The offering price of the Portfolio’s shares is equal to its net asset value per share.

Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding purchase, ownership and disposition of shares of the Portfolio by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Portfolio.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.  The IRS has issued a ruling that causes certain income from commodity-linked swaps, which the Portfolio invests in to gain exposure to the Index, not to be considered qualifying income.  The income the Portfolio derives from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of its gross income.  The Portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of commodity-index linked structured notes constitutes qualifying income.  If the Portfolio does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Portfolio’s earnings and profits.  Further, if the Portfolio should fail to qualify as a regulated investment company, it would be considered a single investment.  This may result in Variable Contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code.  If this happened, income and gains produced with respect to those Variable Contracts in the current year and in prior years would be included currently in the Variable Contract holder’s gross income as taxable income and the contract would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.  The rest of this tax section assumes that the commodity-linked derivative instruments in which the Portfolio invests are “securities” within the meaning of the 1940 Act.

The Portfolio

The Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year.  To so qualify, the Portfolio must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established security market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.  Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income.  If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.  Further, if the Portfolio should fail to qualify as a RIC, the Portfolio would be considered as a single investment, which may result in Variable Contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gain inside such Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Code and Treasury regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts meet certain diversification requirements to preserve the tax-deferred benefits provided by the Variable Contracts that are offered in connection with such separate accounts.  If a separate account should fail to comply with the diversification requirements, Variable Contracts invested in a Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the separate account were to become adequately diversified.  Accordingly, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts.  To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  Generally, all securities of the same issuer are treated as a single investment.  For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers.  In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rules of Section 817(h).  An alternative asset diversification test may be satisfied under certain circumstances.  Failure to satisfy the diversification requirements may be corrected under certain circumstances, but such a correction would require a payment to the IRS based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification requirements.  Failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts.

As noted above, the Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the separate accounts may fail to comply with applicable Treasury requirements regarding investor control.  If a separate account should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the Portfolio shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolio.

The Portfolio’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer

Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Zero Coupon Securities.  The Portfolio’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Portfolio that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Portfolio enters into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio.  In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Portfolio must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Portfolio writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Portfolio will generally recognizes short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Portfolio in determining the capital gain or loss recognized in the resultant sale.  However, the Portfolio’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Portfolio continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Portfolio must make to avoid the federal excise tax.

The Portfolio may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Portfolio that are not section 1256 contracts.

Swaps.  As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments.  The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).

Tax Treatment of Swaps and Structured Notes.   The IRS has issued a ruling that provides that in order for the Portfolio to qualify as a regulated investment company (“RIC”) under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Portfolio’s gross income.  Accordingly, after that date, the Portfolio has reduced its investments in commodity-linked swap agreements to the extent necessary to comply with this requirement.

The Portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes qualifying income under the Code.  If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders).  When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.  Further, if the Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gains produced with respect to those variable contracts in the current year and in prior years would be included currently in the Variable Contract owner’s gross income as taxable income and the contract would remain subject to taxation as ordinary income thereafter.

Foreign Investments.  Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The foreign taxes paid by the Portfolio will reduce its return from investments in the Portfolio.

Passive Foreign Investment Companies.  If the Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio.  Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes.  If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year.  In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS.  By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contracts and Plans

Because shares of the Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.  For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP (“PwC”) with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as independent registered public accounting firm for the Trust.  The financial statements that are incorporated by reference into this SAI have been audited by PwC and have been incorporated herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of April 2, 2007, the following persons owned of record 5% or more of the Portfolio’s outstanding shares:

NAME AND ADDRESS	PERCENT OWNED AS OF APRIL 2, 2007
IDS Life Insurance Company* 222 AXP Financial Center Minneapolis, MN 55474-00001	93.98%

IDS Life Insurance Company of New York* 222 AXP Financial Center Minneapolis, MN 55474-00001	6.01%

*                 The Portfolio does not believe that these entities are the beneficial owners of shares held of record by them.

FINANCIAL STATEMENTS

The Portfolio’s Annual Report, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent, as relevant to the particular investor, is incorporated herein by reference.  The Portfolio will furnish without charge a copy of the Portfolio’s Annual Report upon request by calling the Portfolio at 1-800-222-8977.

APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the  Standard & Poor’s Division of The Mc-Graw Hill Companies Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and

A-1

protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While

A-2

the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-3

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-4

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-5

Aa - Bonds which are rated as are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-6

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating:

(1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

Appendix C

Fee arrangement for the Sale of Shares of the Credit Suisse Trust

Name of Service Organization	Fee Arrangement (as a percentage of the portfolio’s average net assets)
AIG Life Bermuda Ltd.	0.25%
AIG Life Insurance Co	0.25%
Allmerica Financial Life Ins.	0.25%
Riversource Life Insurance Co. of New York

.045% for the Global Small Cap, Mid-Cap Core and Small Cap Core I Portfolios; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

American General Life Ins. Co.	0.25%
American Life Insurance Co. of NY	0.25%
Empire Fidelity Inv. Corp.	0.35%
Fed Kemper Life Assurance Co.	0.20% up to $200 million in assets; 0.25% if assets exceed $200 million
Fidelity Invest. Life Ins. Co.	0.35%
First Allmerica Fin. Life Ins.	0.25%
General American Life Ins Co	0.25%
Horace Mann Life Ins. Co.	0.30%
Riversource Life Insurance Company

.045% for the Global Small Cap, Mid-Cap Core and Small Cap Core I Portfolios; 0.25% for the Commodity Return Strategy Portfolio plus a distribution fee (a Rule 12b-1 fee) of 0.25% for the Commodity Return Strategy Portfolio

Jefferson National Life Insurance	0.25%

C-1

Kemper Investors Life Ins. Co.	0.25%; 0.50% of the average combined daily net assets of all the shares held in the account attributable solely to certain contract
Metropolitan Life Ins Co - DCG	0.25%
Midland National Life Insurance Co.	0.45%
Minnesota Life Ins Company	0.35%
Nationwide Financial Services Inc

Depending on corresponding Nationwide contracts and/or variable accounts, for certain portfolios: 0.35% of the assets; for other portfolios: 0% if the assets held in the portfolios are below $50 million; 0.15% if the assets held in the portfolios are between $50 million to $1 billion; and 0.20% if the assets held in the portfolios are over $1 billion

Pruco Life Insurance Co	0.30%
Pruco Life Of New Jersey	0.30%
Prudential Insurance Co. of America	0.20%
Sun Life of Canada (U.S.)	0.35% for all Trust Portfolios except for Small Cap Core I Portfolio which is paid at a rate of 0.25%
The Manufacturers Insurance Company	0.50%
TIAA-Cref Life Insurance Company	0.25%
Travelers Insurance Co.	0.35%
Travelers Life and Annuity Co	0.35%
United Investors Life	0.25% when average net asset value exceeds $200 million; 0.20% when average aggregate of investments drops below $200 million
United Life & Annuity Ins. Co.	0.25%
US Life Ins. Co. in City of NY	0.25%

C-2

PART C

OTHER INFORMATION

Item 23.	Exhibits

Exhibit No.	Description of Exhibit
a (1)	Declaration of Trust dated March 15, 1995.(1)
(2)	Amendment to Declaration of Trust dated March 31, 1995.(2)
(3)	Amendment to Declaration of Trust dated March 8, 2000.(3)
(4)	Amendment to Declaration of Trust dated March 8, 2000.(3)
(5)	Amendment to Declaration of Trust dated April 3, 2001.(4)
(6)	Designation of Series relating to addition of the Global Post-Venture Capital Portfolio and the Emerging Markets Portfolio dated April 16, 1996.(5)
(7)	Designation of Series relating to addition of Large Cap Value Portfolio dated July 31, 1997.(6)
(8)	Designation of Series relating to addition of Emerging Growth Portfolio dated November 24, 1998.(7)
(9)	Designation of Series relating to addition of the Blue Chip Portfolio and the Small Cap Value Portfolio dated June 25, 2001.(8)
(10)	Certificate of Amendment dated November 7, 2001.(9)

(1)           Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on March 17, 1995.

(2)           Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on June 14, 1995.

(3)           Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed on April 26, 2000.

(4)           Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed on April 25, 2001.

(5)           Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on April 18, 1996.

(6)           Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on August 11, 1997.

(7)           Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on April 16, 1999.

(8)           Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on June 29, 2001.

(9)           Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed on April 5, 2002.

2

(11)	Certificate and Instrument of Amendment to the Agreement and Declaration of Trust dated June 17, 2002.(10)
(12)	Certificate of Amendment dated June 18, 2003.(11)
(13)	Certificate of Termination dated March 11, 2004.(11)

(14)	Certificate of Amendment dated May 3, 2004. (12)
(15)	Certificate of Amendment dated February 17, 2005. (13)
(16)	Certificate of Termination of High Yield Portfolio and Strategic Small Cap Portfolio dated March 1, 2005. (14)
(17)	Designation of Series relating to addition of Commodity Return Strategy Portfolio dated August 22, 2005. (15)
(18)	Certificate of Amendment dated November 17, 2006. (16)

b	(1)	By-Laws as adopted March 15, 1995.(1)

(2)	Amendment to By-Laws dated February 6, 1998. (17)
(3)	Amended By-Laws dated February 5, 2001. (18)

	(4)	Amendment to By-Laws dated April 3, 2001.(4)
	(5)	Amendment to By-Laws dated December 12, 2001.(9)
	(6)	Amended and Restated By-Laws as amended February 12, 2002.(10)
c		Form of Share Certificate. (2)

(10)         Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on March 31, 2003.

(11)         Incorporated by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed on March 31, 2004.

(12)         Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, filed on April 25, 2006.

(13)         Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed on February 25, 2005.

(14)         Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on April 29, 2005.

(15)         Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, filed on August 24, 2005.

(16)         Incorporated by reference to Registrant’s Registration Statement on Form N-14 (Securities Act File No. 333-140901), filed on February 27, 2007.

(17)         Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Capital Appreciation Fund, filed on February 23, 1998 (Securities Act File No. 33-12344).

(18)         Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Credit Suisse Fixed Income Fund, filed on February 27, 2001 (Securities Act File No. 33-12343).

3

d	(l)	Investment Advisory Agreement dated October 1, 2006 for the Emerging Markets Portfolio.
	(2)	Amended and Restated Investment Advisory Agreement dated July 6, 1999, as amended and restated May 3, 2004 for the International Focus Portfolio. (13)
	(3)	Amended and Restated Investment Advisory Agreement dated July 6, 1999, as amended and restated May 3, 2004 and December 1, 2006 for the Large Cap Value Portfolio.
	(4)	Amended and Restated Investment Advisory Agreement dated July 6, 1999, as amended and restated May 3, 2004 and December 1, 2006 for the Mid-Cap Core Portfolio.
	(5)	Amended and Restated Investment Advisory Agreement dated July 6, 1999, as amended and restated May 3, 2004 and December 1, 2006 for the Small Cap Core I Portfolio. (16)
	(6)	Amended and Restated Investment Advisory Agreement dated September 12, 2001, as amended and restated May 17, 2005 for the Blue Chip Portfolio. (12)
	(7)	Amended and Restated Investment Advisory Agreement dated July 6, 1999, as amended and restated February 21, 2005 for the Global Small Cap Portfolio. (14)
	(8)	Investment Advisory Agreement for the Commodity Return Strategy Portfolio dated February 28, 2006. (12)
(9)

Amended and Restated Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited (“Credit Suisse U.K.”), pertaining to the Emerging Markets Portfolio dated July 14, 2000, as amended and restated May 3, 2004. (13)

	(11)	Amendment to Sub-Investment Advisory Agreement dated May 14, 2002.(10)
	(11)	Second Amendment to Sub-Investment Advisory Agreement dated July 22, 2002.(10)
	(12)	Sub-Investment Advisory Agreement with Credit Suisse Asset Management (Australia) Limited (“Credit Suisse Australia”), pertaining to the Emerging Markets Portfolio dated October 9, 2002.(10)
	(13)	Sub-Investment Advisory Agreement with Credit Suisse U.K., pertaining to the International Focus Portfolio dated May 1, 2002.(10)
	(14)	Amendment to Sub-Investment Advisory Agreement dated July 22, 2002.(10)
	(15)	Sub-Investment Advisory Agreement with Credit Suisse Australia, pertaining to the International Focus Portfolio dated October 9, 2002.(10)
	(16)	Sub-Investment Advisory Agreement with Credit SuisseU.K., pertaining to the Global Post-Venture Capital Portfolio dated May 1, 2002.(10)
	(17)	Amendment to Sub-Investment Advisory Agreement dated July 22, 2002.(10)
	(18)	Sub-Investment Advisory Agreement with Credit Suisse Australia, pertaining to the Global Post-Venture Capital Portfolio dated October 9, 2002. (13)
	(19)	Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited (“Credit Suisse Japan”), pertaining to the Global Small Cap Portfolio dated April 1, 1006. (12)
e		Amended and Restated Distribution Agreement with Credit Suisse Asset

4

Management Securities, Inc. (“CSAMSI”) dated August 1, 2000, as amended and restated May 3, 2004 and November 15, 2006. (16)
f	Not applicable.

g	(l)	Custodian Agreement with State Street Bank and Trust Company (“State Street”), dated October 20, 2000.(19)
	(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001.(8)
	(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001.(8)
	(4)	Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001.(8)

	(5)	Amendment to Custodian Agreement with State Street dated November 16, 2005. (12)
	(6)	Custody Fee Schedule.
h	(1)	Co-Administration Agreement with CSAMSI dated November 1, 1999, as amended and restated November 16, 2005 and November 15, 2006. (16)
	(2)	Co-Administration Agreement with State Street dated March 18, 2002. (20)
	(3)	Amendment No. 1 Co-Administration Agreement with State Street dated January 1, 2007. (16)
	(4)	Form of Participation Agreement. (9)
	(5)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”), dated February 1, 2001.(10)
	(6)	Amendment to Transfer Agency and Service Agreement with BFDS, dated December 31, 2002.(10)
	(7)	Amendment to Transfer Agency and Service Agreement with BFDS, dated October 1, 2004. (13)
	(8)	Amendment to the Transfer Agency and Service Agreement with BFDS, dated November 15, 2006. (16)
	(9)	Combined U.S. Accounting and Administration Fee Schedule Revised January 1, 2007.
i	(l)	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Trust. (21)
	(2)	Opinion and Consent of Sullivan & Worcester LLP, Massachusetts counsel to the Trust. (21)

j	(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

(19)         Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on November 22, 2000.

(20)         Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

(21)         Incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on January 11, 2006.

5

	(2)	Powers of Attorney.
k		Not applicable.
l	(1)	Purchase Agreement pertaining to the International Focus and the Small Cap Growth Portfolio dated June 9, 1995.(10)
	(2)	Purchase Agreement pertaining to the Global Post-Venture Capital and the Emerging Markets Portfolio dated April 16, 1996.(10)
	(3)	Purchase Agreement pertaining to the Large Cap Value Portfolio dated March 30, 1997.(10)
	(4)	Purchase Agreement pertaining to the Emerging Growth Portfolio dated May 20, 1999.(10)
	(6)	Purchase Agreement pertaining to the Blue Chip Portfolio and the Small Cap Value Portfolio dated July 30, 2001.(10)
	(7)	Purchase Agreement pertaining to the Commodity Return Strategy Portfolio dated January 31, 2006. (12)
m		Plan of Distribution pursuant to Rule 12b-1 pertaining to the Commodity Return Strategy Portfolio dated August 17, 2005. (12)
n		Not Applicable.
o		Not applicable.
p	(1)	Global Personal Trading Policy for Registrant, Credit Suisse and CSAMSI. (16)
	(2)	Credit Suisse Asset Management Limited (U.K.) Supplement to Credit Suisse Asset Management Global Trading Policy.
	(3)	Credit Suisse Asset Management Limited (Australia) Limited Local Supplement to the Global Trading Policy. (12)
	(4)	Credit Suisse Asset Management Limited (Japan) Limited Local Supplement to the Global Trading Policy.

Item 24.                  Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”), may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients.

Item 25.                  Indemnification

Registrant, and officers and directors of Credit Suisse and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Trust’s Registration Statement filed on March 17, 1995 (Securities Act File No. 33-58125).

Item 26.                  Business and Other Connections of Investment Adviser

6

Credit Suisse acts as investment adviser to each Portfolio of the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Credit Suisse Asset Management Limited (“Credit Suisse U.K.”) acts as sub-investment adviser for the Emerging Markets, Global Small Cap and International Focus Portfolios. Credit Suisse U.K. renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of officers and partners of Credit Suisse U.K., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by Credit Suisse U.K. (SEC File No. 801-40177).

Credit  Suisse Japan acts as sub-investment adviser for the Global Small Cap Portfolio.  Credit Suisse Japan renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of officers and partners of Credit Suisse Japan together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, are incorporated by reference to schedules A and D of Forms ADV filed by Credit Suisse Japan (SEC File No. 801-54411).

Credit Suisse Asset Management (Australia) Limited (“Credit Suisse Australia”) acts as sub-investment adviser for the Global Small Cap, International Focus, and Emerging Markets Portfolios. Credit Suisse Australia renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of officers and partners of Credit Suisse Australia., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by Credit Suisse Australia (SEC File No. 801-60992).

Item 27.                  Principal Underwriter

(a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Large Cap Growth Fund, Credit Suisse Capital Funds; Credit Suisse Cash Reserve Fund; Credit Suisse Commodity Return Strategy Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global High Yield Fund; Credit Suisse Institutional Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Equity Fund; Credit Suisse Mid-Cap Core Fund; Credit Suisse Opportunity Funds; Credit Suisse Large Cap Blend Fund; Credit Suisse Short Duration Bond Fund and Credit Suisse Trust.

(b) For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

(c) None.

Item 28.                  Location of Accounts and Records

7

(1)           Credit Suisse Trust
Eleven Madison Avenue
New York, New York 10010
(Trust’s Declaration of Trust, by-laws and minute books)

(2)           Credit Suisse Asset Management Securities, Inc.
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as co-administrator and distributor)

(3)           Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

(4)           State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(records relating to its functions as co-administrator and custodian)

(5)           Boston Financial Data Services, Inc.
Suite 55030
30 Dan Road
Canton, MA 02021-2809
(records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)

(6)           Credit Suisse Asset Management Limited (U.K.)
One Cabot Square
London, UK
E14 4QJ
(records relating to its functions as sub-investment adviser)

(7)           Credit Suisse Asset Management (Australia) Limited
Level 31, Gateway Building
1 Macquarie Place
Sydney NSW 2000
(records relating to its functions as sub-investment adviser)

(8)           Credit Suisse Asset Management Limited
Izumi Garden Tower Level 27
6-1 Roppongi 1-Chrome
Minato-ku, Tokyo
Japan
(records relating to its functions as sub-investment adviser)

8

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of April, 2007.

CREDIT SUISSE TRUST
By:	/s/ Keith M. Schappert
Keith M. Schappert
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ Keith M. Schappert	Chief Executive Officer	April 26, 2007
Keith M. Schappert

/s/ Michael A. Pignataro	Chief Financial Officer	April 26, 2007
Michael A. Pignataro

/s/ Steven N. Rappaport*	Chairman of the Board	April 26, 2007
Steven N. Rappaport

/s/ Richard H. Francis*	Trustee	April 26, 2007
Richard H. Francis

/s/ Jeffrey E. Garten*	Trustee	April 26, 2007
Jeffrey E. Garten

/s/ Peter F. Krogh*	Trustee	April 26, 2007
Peter F. Krogh

/s/ Enrique R. Arzac*	Trustee	April 26, 2007
Enrique R. Arzac

/s/ Michael E. Kenneally*	Trustee	April 26, 2007
Michael E. Kenneally

*By:	/s/ Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

10

INDEX TO EXHIBITS

d	(1)	Investment Advisory Agreement dated October 1, 2006 for the Emerging Markets Portfolio.
d	(3)	Amended and Restated Investment Advisory Agreement dated July 6, 1999 as amended and restated May 3, 2004 and December 1, 2006 for the Large Cap Value Portfolio.
d	(4)	Amended and Restated Investment Advisory Agreement dated July 6, 1999 as amended and restated May 3, 2004 and December 1, 2006 for the Mid-Cap Core Portfolio.
g	(6)	Custody Fee Schedule.
h	(9)	Combined U.S. Accounting and administration Fee Schedule Revised January 1, 2007.
j	(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(2)	Powers of Attorney
p	(2)	Credit Suisse Asset Management Limited (U.K.) Supplement to Credit Suisse Asset Management Global Trading Policy.
	(4)	Credit Suisse Asset Management Limited (Japan) Limited local Supplement to the Global Trading Policy.

11